                                                                    Exhibit 10.7


                        FIA SERVICE AND EXPENSE AGREEMENT

INTRODUCTION               Our Flexible Investment Annuity (FIA) contract offers
                           you a wide variety of services to make your retirement program a success.

                           Our goal is to provide you with outstanding service. We're so sure we can provide it promptly and accurately, we guarantee it. If you're unhappy with a specific service we provided, just tell us. We promise to fix the problem to your satisfaction. If we're unable to do so, we'll waive the fee paid for that service.

                           This agreement is effective on the indicated date provided we have received the agreement in our corporate center. It replaces all prior service agreements you may have with us for the plan funded by this contract. However, it does not replace any previously signed supplemental agreements. In this agreement you and your means the contractholder. We, us or our means Principal Life Insurance Company (The Principal(R)).

                           If you want more information regarding any of the services described in this agreement, you can:

                           -        Refer to your plan operations guide
                           -        Contact your regional representative
                           -        Contact your pension service associate

                           -----------------------------------------------------
SERVICE PARTNERSHIP        The success of your plan relies on a working
                           partnership between you and The Principal. The terms of the partnership are determined by the services you select. A steady flow of communication between us increases its quality. The services you select fall into three general categories:

                           -        Base services
                           -        Unanticipated events
                           -        Member services

                           -----------------------------------------------------
BASE SERVICES              These services are needed for the daily operation of
                           your plan. The fee for these services is called the
                           Base Fee. We determine the Base Fee each year
                           depending on the services we expect to provide you at
                           the time the annual calculation is performed. You
                           will receive advance notice of your annual Base Fee
                           for each upcoming deposit year. We guarantee the Base
                           Fee for each deposit year. It can only be modified in
                           the event of a Major Business Change.
                           -----------------------------------------------------

BASE SERVICES              Major Business Changes are events that have a
 (CONTINUED)               significant impact on your services. They change the
                           basic contractual agreement between us.

                           Major business changes include:

                           -        Change of plan type
                           -        Plan or contract termination
                           -        Spin-offs or mergers
                           -        A greater than 50% change in the value of
                                    the funds or number of members
                           -        Adding or removing non-proprietary funds

                           If you have a Major Business Change, other than a full contract termination, we'll recalculate your Base Fee for the remainder of the current deposit year.

                           If you choose to terminate your contract, we'll:

                           - Keep the same basis point for any netted fees
                           - Prorate any billed fees based on any plan funds remaining with us until maturity

                           -----------------------------------------------------
UNANTICIPATED EVENTS       These are situations where you request us to perform
                           additional services unknown at the time of our Base
                           Fee calculation. Fees for Unanticipated Events will be charged at the time they occur. Unanticipated
                           Events may include:

                           -    Supplemental services   -    Compliance services
                           -    Document changes        -    Outside our company
                                                             charges

MEMBER SERVICES            These are requested by the member. These services are
                           not included in the Base Fee and are typically deducted (if applicable) from affected member accounts.

                           Member services are:

                           -        Loan recordkeeping
                           - Investment direction changes and transfers submitted non-electronically
                           -        Personal Retirement Account (PRA)

                           -----------------------------------------------------
NOTE The Base Fee is calculated using scales that are used for all customers in your classification. A copy can be obtained by contacting us. It will not be changed without notification.

                           -----------------------------------------------------
TERMS OF AGREEMENT         We can modify or withdraw the services provided, the
                           associated expenses, and the service guarantee upon 60-days written notice to you.

                           -----------------------------------------------------

                              BASE SERVICE ELECTION

We offer a wide range of flexible services to meet your retirement plan needs. We rely on certain information from you in order to provide the services outlined in this agreement and guarantee our performance. OPTIONS TO BASE SERVICES MUST BE ELECTED.

CONTRACT ADMINISTRATION/RECORDKEEPING SERVICES

------------------------------------   -------------------------------------
SERVICE WE OFFER                       YOUR ROLE AND ELECTIONS

------------------------------------   -------------------------------------
PERSONAL CONTACTS help set up and      Work with our local and corporate
maintain your plan.                    center service experts.

------------------------------------   -------------------------------------
DIRECTIONS, A GUIDE TO RETIREMENT      Utilize the guide to help with the
PLAN OPERATIONS assists in the         day-to-day activities of your plan.
daily operation of your plan.

------------------------------------   -------------------------------------
EMPLOYER COMMUNICATIONS (such as       Use to stay informed on the latest
BENEFIT EDGE QUARTERLY & FIA           investment and retirement plan
BRIEFLY) help you make informed        issues.
decisions.

------------------------------------   -------------------------------------
MONITOR PLAN REQUIREMENTS such as      Complete data collection requests
minimum distributions, beneficiary     in a timely manner.
designations and vesting records.

------------------------------------   -------------------------------------
EMPLOYER AND MEMBER REPORTS            Report member contributions,
summarize plan activity for the        vesting, enrollment and benefit
period covered.                        event information to us accurately
                                       and timely.




------------------------------------   -------------------------------------
BASE SERVICE ASSUMES:                  OPTIONS TO BASE SERVICE*:

------------------------------------   -------------------------------------
-        Member reports are provided   Provide reports:
         semi-annually.                / /      Annually
                                       /X/      Quarterly
                                       / /      Monthly

------------------------------------   -------------------------------------
-        Member reports are sent to    Send reports to:
         you in bulk.                  / /      You in individual envelopes.
                                       / /      Members' homes (requires
                                                addresses be reported
                                                electronically)

-----------------
* These optional elections impact Base Fee.

------------------------------------   -------------------------------------
SERVICE WE OFFER                       YOUR ROLE AND ELECTIONS

------------------------------------   -------------------------------------
LOCATION RECORDKEEPING services for    Provide member location information
more than one employee group or        and changes.
location may be provided.

------------------------------------   -------------------------------------
BASE SERVICE ASSUMES all               OPTION TO BASE SERVICE*:
communication is handled through       / /      Communication will be handled
one location.                                   through more than one location.

------------------------------------   -------------------------------------
ELECTRONIC SERVICES use technology     Use electronic services provided to
to facilitate the fastest, most        report and obtain plan information.
accurate and cost effective means      Encourage members to transfer
of communication and access to         investments or change investment
information.                           elections electronically as allowed
                                       by the plan.


------------------------------------   -------------------------------------
We provide the following electronic    OPTIONS TO BASE SERVICE:
services:

-        TeleTouch (automated voice    Report via:
         response system)              / /      Tape or diskette*
-        The Principal Retirement      / /      Paper*
         Service Center                / /      EFT Will not be used
-        Internet transactions
-        Electronic data reporting
-        Electronic Funds Transfer
         (EFT)

BASE SERVICE ASSUMES you report via
modem.

------------------------------------   -------------------------------------
MEMBER LOAN RECORDKEEPING              OPTIONS TO BASE SERVICE:

BASE SERVICE ASSUMES we provide loan   / /      Do not provide loan
recordkeeping if your plan allows               recordkeeping services.
loans.
                                       Select loan initiation method:

                                       /X/      TeleTouch
                                       / /      Paper

------------------------------------   -------------------------------------
MEMBER DISTRIBUTIONS AND WITHDRAWALS   Provide complete and timely distribution
                                       information.

------------------------------------   -------------------------------------
PERIODIC PAYMENTS TO INACTIVE MEMBERS  Provide complete termination/retirement information.

------------------------------------   -------------------------------------
PERSONAL RETIREMENT ACCOUNT (PRA)      Inform us timely of member employment,
maintains funds for inactive           termination or retirement.
members under your contract. We
communicate directly with these
members.

------------------------------------   -------------------------------------

-----------------
* These optional elections impact Base Fee.

------------------------------------   -------------------------------------
SERVICE WE OFFER                       YOUR ROLE AND ELECTIONS

--------------------------------------   ---------------------------------------
BASE SERVICE ASSUMES that PRA will be    OPTIONS TO BASE SERVICE:
utilized and benefits are paid without   / /  Your signature is required to
your further consent.                       pay anybenefit.

--------------------------------------   ---------------------------------------
AUTOMATIC PAYMENT of small amounts       Inform us timely of member employment,
based on plan provisions.                termination or retirement.

--------------------------------------   ---------------------------------------

BASE SERVICES ASSUMES that small         OPTIONS TO BASE SERVICE:
amounts benefits will be paid            Your signature is required to pay any
without your further consent.            benefit.

--------------------------------------------------------------------------------
GOVERNMENT COMPLIANCE AND FILING SERVICES
--------------------------------------------------------------------------------

TOP HEAVY DETERMINATION test is          Provide information regarding key
prepared annually and the minimum        employees. Review top-heavy test and
top-heavy contribution is calculated,    notify us if changes are necessary.
if necessary.

--------------------------------------   ---------------------------------------
MINIMUM COVERAGE DETERMINATION          Complete and return census questionnaire
calculation is preformed by an annual   by the date requested.
ratio percentage test. Results will
be included on your Annual Form 5500.

--------------------------------------   ---------------------------------------
SECTION 401(k)/(m) NONDISCRIMINATION     Complete and return the
DETERMINATION test is prepared, if       nondiscrimination test data collection
applicable. We notify you of the         information by the date requested.
results, and calculate and process
refunds if necessary.

--------------------------------------   ---------------------------------------
BASE SERVICE ASSUMES two tests per       PERFORM TEST AT PLAN YEAR END AND
 year.                                   JUNE 30
                                         -------
                                         (insert date)

                                         OPTIONS TO BASE SERVICE*:
                                         / / Perform test at plan year end only.
                                         / / Test is not applicable or not test
                                             is desired.
                                         / / Also perform test on:

                                              ____________ and ____________.
------------------------------------   -----------------------------------------
SECTION 415 LIMIT DETERMINATION test   Complete and return the compensation
is prepared. If a member exceeds the   collection list by the date requested.
limit, we will work with you to
determine the appropriate correction
method.
------------------------------------   -----------------------------------------
-----------------
* These optional elections impact Base Fee.

------------------------------------   -------------------------------------
SERVICE WE OFFER                       YOUR ROLE AND ELECTIONS

--------------------------------------   ---------------------------------------
ANNUAL GOVERNMENT REPORT Form 5500       Complete and return a Form 5500
and attachments will be prepared and     questionnaire each year by the date
mailed to you.                           requested. File completed Form 5500 and
                                         attachments with the IRS.

--------------------------------------   ---------------------------------------
QUALIFICATION PACKAGE will be prepared   File the Application for Determination
for those customers using our prototype  Form with your IRS key district office.
or custom plan document.                 Notify us of any changes needed to your
                                         plan document.

--------------------------------------   ---------------------------------------
ERISA SECTION 404(c) COMPLIANCE          Educate member on their diversified
information is provided to help you      investment options. Give investment
reduce fiduciary liability.              control to plan members.
--------------------------------------------------------------------------------
CONSULTING SERVICES
--------------------------------------------------------------------------------
CONTROLLED GROUP CONSULTATIONS are       Provide us information about the
offered to work with you and your        structure of your company's ownership
legal counsel in determining             and any possible related companies.
controlled group status.

-------------------------------------    ---------------------------------------
REVIEW TRANSFER PLAN DOCUMENTS for       Provide copies of complete prior plan
compliance with current legislation      documents for review.
and regulations and make
recommendations for any amendments.

--------------------------------------  ---------------------------------------
PLAN DESIGN CONSULTATION is offered     Communicate the retirement goals and
providing proposals and                 objectives of you and your plan members.
recommendations to assist you in
meeting your retirement plan goals.

--------------------------------------   ---------------------------------------
EXECUTIVE SUMMARY REPORT highlights      Use to make decisions about future
current and historical data about your   needs of your plan.
retirement plan.

--------------------------------------   ---------------------------------------
DOCUMENTATION SERVICES                   Communicate the plan provisions that
                                         meet your employees' needs.

--------------------------------------   ---------------------------------------
BASE SERVICE ASSUMES we draft your        OPTIONS TO BASE SERVICE:
initial plan document and plan            / /  Do not prepare plan document.
booklets (Summary Plan Descriptions).     /X/  Prepare customized booklets.*
Subsequent requests for document          / /  Do not prepare plan booklets.
services may result in additional
charges.

--------------------------------------------------------------------------------


-----------------
* These optional elections impact Base Fee.

------------------------------------   -------------------------------------
SERVICE WE OFFER                       YOUR ROLE AND ELECTIONS

--------------------------------------   ---------------------------------------
ASSET ALLOCATION ASSISTANCE to help      Provide information as requested such
prepare accurate allocations in          as pay, number of hours worked and
accordance with your plan design.        transfer balances.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIONAL SERVICES*
--------------------------------------------------------------------------------
SERVICE WE OFFER                          OPTIONAL ELECTIONS
---------------------------------------   -------------------------------------
SPECIAL COMPLIANCE TESTING for Internal   / /  Provide special compliance
Revenue Codes Sections 401(a)(4),              testing.
410(b) and 414(s). Your plan design
will dictate the need for this testing.

---------------------------------------   --------------------------------------
TRUST SERVICES are available through:     / /   Provide Delaware Charter
                                                Guarantee & Trust Company
-   Delaware Charter Guarantee & Trust          passive trust services.
    Company, a subsidiary of Principal
    Life Insurance Company.               / /   Provide Bankers Trust custodial
                                                services.
-   Bankers Trust (Des Moines, IA)
                                          / /   Provide Bankers Trust full trust
                                                services.
--------------------------------------    --------------------------------------
PC TIE-IN to our mainframe computer       / /   PC Tie-in will be used.
(access to limited employee
information).

--------------------------------------    --------------------------------------
ON-SITE ENROLLMENT SERVICES provided      / /   Provide Benefits Counseling
by our benefits counselors, for each            enrollment services.
location with 200 or more eligible
employees.

--------------------------------------    --------------------------------------
ON-SITE RETIREMENT PLANNING SEMINARS      / /   Provide retirement planning
to help employees plan to reach their           seminars.
retirement goals.

--------------------------------------    --------------------------------------
VIDEOTAPES are offered to promote and     / /   Provide enrollment videotapes
educate members on your plan.                   for plan members.

--------------------------------------    --------------------------------------
DEPOSIT DIRECTOR provides five suggested  /X/   Include the Deposit Director
investment mixes for new deposits               mixes on member enrollment form.
based on the member's risk profile.

--------------------------------------------------------------------------------



-----------------
* Optional services may require a supplemental service agreement and may have additional fees. For more information please contact your local representative or pension service associate.

--------------------------------------   ---------------------------------------
NONPROPRIETARY FUND INVESTMENT           /X/  Recordkeep nonproprietary funds
SERVICES can be provided. We work with        with linkage mutual fund partners.
investment carriers for investments
held outside of The Principal. The       When using linkage mutual fund partners
funds will be recordkept and the         the following electronic services are
values reflected on employer and member  required:
level statements.
                                          -   Electronic data reporting

                                          -   EFT

                                          -   TeleTouch

--------------------------------------   ---------------------------------------
--------------------------------------   ---------------------------------------
LINKAGE MUTUAL FUND SERVICE FEE may be   /X/  Pay the Linkage Mutual Fund
paid to the agent/broker servicing            service fee.
your contract.
--------------------------------------   ---------------------------------------

------------------------------   -----------------------------------------------
COLLECTION METHOD (SELECT ONE)   EXPLANATION AND OPTIONAL PLAN FORFEITURES
                                 ELECTION
------------------------------   -----------------------------------------------
/ /      Billed                  You pay directly. BILLED FEES ARE PAYABLE
                                 WITHIN 30 DAYS, OR THEY WILL BE DEDUCTED FROM
                                 MEMBER ACCOUNTS.

                                 / /  Forfeitures will be used to offset plan
                                      fees.

------------------------------   -----------------------------------------------
/ /      Netted                  Fees are converted to basis points and netted
                                 from investment return (up to allowable
                                 maximum).

                                 / /  Forfeitures will be used to offset plan
                                      fees.

------------------------------   -----------------------------------------------
/ /      Deducted                Fees are deducted from member accounts and
                                 reflected on member reports.

                                 / /  Forfeitures will be used to offset plan
                                      fees.

------------------------------   -----------------------------------------------
/X/      Combination -           You pay a portion of fees directly and a
         Billed/Netted           portion will be netted.

                                 /X/  Amount to bill per deposit year:  $2800
                                 / /  Basis point to net per deposit year ______

                                 Forfeitures will be used to offset plan fees in the following order:
                                 /X/   Billed, then netted
                                 / /   Netted, then billed

------------------------------   -----------------------------------------------
/ /      Combination -           A specified portion of fees will be deducted
         Deducted/Billed         from member accounts, the rest will be billed.

                                 / /   Amount to deduct per deposit year: $_____
                                 / /   Amount to bill per deposit year: $_______
                                 / /   Amount to deduct per member per deposit
                                       year: $_______

                                 Use forfeitures to offset plan fees in the
following order:

                                 / /   Deducted, then billed
                                 / /   Billed, then deducted

------------------------------   -----------------------------------------------

--------------------------------------------------------------------------------
MEMBER LEVEL FEES (Deducted from member account unless optional election is selected.)
--------------------------------------------------   ---------------------------
MEMBER FEE                                           OPTIONAL ELECTIONS

--------------------------------------------------   ---------------------------
Member Loan Recordkeeping                            / /     Billed to you

--------------------------------------------------   ---------------------------
Personal Retirement Account (PRA)                    / /     Billed to you
(unscheduled withdrawals will be collected same as PRA)

--------------------------------------------------   ---------------------------
Non-Electronic Transactions                          / /     Billed to you

--------------------------------------------------   ---------------------------


FIA SERVICE AND EXPENSE AGREEMENT                  CONTRACT NO. ___________
--------------------------------------------------------------------------------

This agreement is accompanied by FEXP Proposal No. 36-64126359
                                                   -----------
Effective Date of Agreement:  OCTOBER 1, 1999
                              ---------------

--------------------------------------------------------------------------------
BY SIGNING BELOW, I CERTIFY I HAVE RECEIVED, READ AND UNDERSTAND THE CORRESPONDING MATERIALS THAT DESCRIBE THESE SERVICES AND EXPENSES.

--------------------------------------------------  ---------------------------
CONTRACT HOLDER                                     EMPLOYER

--------------------------------------------------  ---------------------------
LEGAL NAME:  (Pick one)                             LEGAL NAME:

/X/  Trustees of Genaissance Pharmaceuticals, Inc.  GENAISSANCE PHARMACEUTICALS,
                 401(k) RETIREMENT PLAN             INC.
                 --------------------------         ----------------------------
                        (Plan name)

/ /_________________________________________        By:  _______________________
         (employer name if nontrusteed Plan)

By:_________________________________________        Title:  ____________________

Title: /X/ Trustee / / _____________________        Date Signed:  ______________
                         (business title)

Date Signed:  _______________________

--------------------------------------------------  ----------------------------
*  Complete only if trusteed plan.


PRINCIPAL LIFE INSURANCE COMPANY


By: /S/ D.J. DRURY                      Title: CHAIRMAN AND CEO
-------------------------------                ---------------------------------

Additional fees may apply if any work must be redone due to incomplete or incorrect information. The Principal(R) will only guarantee performance of services in time to meet deadlines if a request is received at least 60 days prior to the governmental deadline.

Services we provide are stated or elected in this agreement. If additional services are requested they will be discussed and reviewed on an individual basis. Applicable fees will be determined at that time.

You are ultimately responsible for plan fees. If for some reason fees cannot be collected from other sources as elected by you, they will be billed to you.

                        GENAISSANCE PHARMACEUTICALS, INC.

                                BASE FEE SUMMARY


                             QUARTERLY EMPLOYER
                                   EXPENSE                      EMPLOYEE EXPENSE
  EXPENSE PERIOD               (Dollars Billed)           (Netted From Investment Return)

-----------------------------------------------------------------------------------------
10/01/1999-12/31/2000               $700                               0.94%


The Employee Expense illustrated above is an annualized expense collected monthly. Deposit years of less than 12 months will have 1/2th of the annualized Employee Expense collected each month.

MEMBER FEES (TO BE DEDUCTED FROM MEMBER ACCOUNTS):

Nonelectronic Transactions - $15 per investment direction change and transfer submitted nonelectronically


                                    --------------------------------------------
                                    This expense summary is for the period of 10/01/1999-12/31/2000 and is based on the assumptions provided.

                                    We reserve the right to adjust these
                                    expenses if any of the assumptions are
                                    incorrect or should change.


                                    /s/ Kevin Rakin
                                    --------------------------------------------
                                                  (Contractholder)

                                    Executive Vice President
                                    --------------------------------------------
                                                      (Title)

                                    September 9, 1999
                                    --------------------------------------------
                                                       (Date)

                        GENAISSANCE PHARMACEUTICALS, INC.

                                ASSUMPTION REPORT

-        Projection illustrated for an existing Principal customer, Contract
         Number: 4-23112
-        Total annual deposit amount:  $120,000
-        Principal annual deposit amount:  $78,000 (65.00% of total deposits)
- Annual Linked outside investment deposit recordkept: $42,000 (35.00% of total deposits)
-        Total existing assets:  $400,00
-        Principal existing assets:  $260,000 (65.00% of existing assets)
- Existing Linked outside investment fund recordkept: $140,000 (35.00% of transfer assets)
-        Service Begin\Contract Effective Date:  10/01/1999
-        Deposit Year End\Plan Year End Date:  12/31/1999
-        Number of Days left in Deposit Year:  92
-        Rate of Return:  8.50%
-        Expense collection method:  Bill - $2,800, Net remainder
- Billed expenses will be collected quarterly. Netted expenses will be collected monthly.
-        Compensation scale:  ASSET 60
-        Plan and booklet document:  Prate Plus
-        Number of active participants:  24
-        Employee Turnover Rate:  5.00%
-        This is a 401(k) salary deferral plan
-        ADP/ACP tests performed each year:  2
-        Ongoing reporting is sent via Electronic Data Reporting
-        Reports provided quarterly
-        Reports sent to plan sponsor
-        Number of Linked Mutual Funds that Principal recordkeeps:  5
- Assets invested in Linked Mutual Funds are divided equally between each fund
-        Linked Mutual Fund Expense Credit:

                  American Century Select         0.25%
                  INVESCO Dynamics                0.25%

- Linked Mutual Funds without Expense Credit: T. Rowe Price New Asia Vanguard Growth & Income Fund Fidelity Advisor Equity Growth
-        This expense illustration does not include investment management fees
- This illustration assumes no life policies. Premium paying life policies are not allowed. If there are paid-up policies in the plan, an additional annual contract charge of $300 applies.
- Internal Revenue Service (IRS) qualification rules require that a 401(k) plan be adopted before any salary deferrals are withheld. The best way to show timely adoption is to sign the plan document.

The Base Fee for this fund and expense projection calculation is based on the assumptions listed above, current expense scales and standard contract implementation procedures. The Base Fee can only be modified in the event of a Major Business Change. Major Business Changes are events that have a significant impact on your services. They change the basic contractual agreement between us. In the event of a Major Business Change, the Base Fee is recalculated for the remainder of the deposit year. Major Business Changes include:

                  -        Change of plan type
                  -        Partial plan/contract termination
                  -        Spin-offs/mergers
                  - Greater than 50% changes in assets or number of members
                  -        Adding or removing non-proprietary funds

Unanticipated Events are situations where you request us to perform additional services unknown at the time of our Base Fee calculation. Fees for Unanticipated Events will be charged at the time they occur. Unanticipated Events may include:

                  -        Supplemental services
                  -        Compliance services
                  -        Document charges
                  -        Outside our company expenses




                                    --------------------------------------------
                                    This expense summary is for the period of 10/01/1999-12/31/2000 and is based on the assumptions provided.

                                    We reserve the right to adjust these
                                    expenses if any of the assumptions are
                                    incorrect or should change.


                                    /s/ Kevin Rakin
                                    --------------------------------------------
                                                  (Contractholder)

                                    Executive Vice President
                                    --------------------------------------------
                                                      (Title)

                                    September 9, 1999
                                    --------------------------------------------
                                                       (Date)

REMOVAL OF DIVIDEND SECTION RIDER

This rider is made part of the group annuity contract to which it is attached. Such group annuity contract is issued by us to you. All terms defined in this contract have the same meaning where used in this rider.

The effective date of this rider is the latest of (i) July 1, 1998 or (ii) the date the rider was approved for use in the state of issue of this contract.

This rider modifies the contract by striking SECTION 3--DIVIDENDS from the General Provisions article of the contract and by renumbering all of the sections thereafter to reflect the change.

                                            PRINCIPAL LIFE INSURANCE COMPANY

                                            /s/ David J. Drury

                                            CHAIRMAN AND
                                            CHIEF EXECUTIVE OFFICER

TRANSFER RIDER

This rider IS made part of the group annuity contract to which it is attached. Such group annuity contract is issued by us to you. All terms defined in the contract have the same meaning where used in this rider.

The purpose of this rider is (i) to allow for the transfer to this contract of certain Member account values from another group annuity contract issued by us,
(ii) to preserve the interest guarantees made under such contract and (iii) for transfers from certain types of contracts, to transfer the withdrawal charge to which the accounts were subject under the prior contract.

The effective date of this rider is the latest of (i) the Contract Date, (ii) the date the rider was approved for use in the state of issue of this contract or (iii) as stated in the amendment adding it to the contract.

This rider modifies the contract as follows:

A. By adding the following sentence to the end of the definition of Composite Guaranteed Rate in Article I, Section 2:

         The Composite Guaranteed Rate in effect for such Guaranteed Interest Investments from the date received under this contract until the last day of the Guarantee Period (date of payment or application, if earlier) will be the rate of interest such accounts would have received under the prior contract if the transfer to this contract had not occurred.

B. By adding the following to the end of the definition of Guaranteed Interest Investment in Article I, Section 2:

         Transfer Contributions which consist of general account investments under the Prior Contract will be held in Guaranteed Interest Investments established under this contract for such transfer amounts.

         If the Prior Contract had a benefit floor and we agree to transfer the greater of (i) the value of the Member's total account under the Prior Contract or (ii) the benefit floor, the amount establishing the Guaranteed Interest Investment will be such greater amount.

C.       By adding the following to the definition of Guarantee Period in
         Article I, Section 2:

         The initial Guarantee Period for a Guaranteed Interest Investment established by a Transfer Contribution will end on the last day of the Deposit Year under this contract closest to the date the guarantee period would have ended under the Prior Contract had the transfer to this contract not occurred. In the event there is a difference of exactly six months between the last day of the Deposit Year under this contract and the last day of the deposit year under the Prior Contract, the initial Guarantee Period will end on the last day of the Deposit Year under this contract which ends just before the date the guarantee period would have ended under the Prior Contract.

D.       By adding the following definitions to Article I, Section 2:

         PRIOR CONTRACT means another group annuity contract issued by us to you.

         TRANSFER CONTRIBUTION means a Contribution under Article H, Section 1, which is a transfer from a Prior Contract and is directed to establish a Guaranteed Interest Investment or Separate Account Investment on a Member's behalf.

E.       By adding the following as the last paragraph of Article II, Section 4:

         Transfer Contributions which consist of a Member's separate account investments under the Prior Contract will be held in the corresponding Member's Separate Account Investments established under this contract.

F.       By adding the following as the last paragraph of Article III, Section
         1:

         Any expense charges remaining unpaid under the Prior Contract on the date of transfer will become an expense charge under this contract.

G.       By adding the following as Section 5 of Article VI:

         SECTION 5--SPECIAL WITHDRAWAL CHARGE.

         If the Prior Contract was an accumulation group annuity contract, any single sum payment made to or on behalf of a Member due to termination of the Plan or due to a transfer to another Funding Agent under Article VI, Section 1, will be subject to a charge in an amount as follows:


                  ------------------------------------------------------------------------
                            Number of Years                   Percentage of Single
                        This Contract in Effect*                  Sum Payment

                  ------------------------------------------------------------------------
                  Less than 1                          7.0
                  ------------------------------------------------------------------------
                  1 but less than 2                    6.3
                  ------------------------------------------------------------------------
                  2 but less than 3                    5.6
                  ------------------------------------------------------------------------
                  3 but less than 4                    4.9
                  ------------------------------------------------------------------------
                  4 but less than 5                    4.2
                  ------------------------------------------------------------------------
                  5 but less than 6                    3.5
                  ------------------------------------------------------------------------
                  6 but less than 7                    2.8
                  ------------------------------------------------------------------------
                  7 but less than 8                    2.1
                  ------------------------------------------------------------------------
                  8 but less than 9                    1.4
                  ------------------------------------------------------------------------
                  9 but less than 10                   0.7
                  ------------------------------------------------------------------------



                                       2


                  ------------------------------------------------------------------------
                  10 or more                           0.0
                  ------------------------------------------------------------------------



                  * Includes number of years Prior Contract was in effect

                                      PRINCIPAL LIFE INSURANCE COMPANY

                                      /s/ David J. Drury

                                      Chairman and
                                      Chief Executive Officer

SCHEDULE OF SPECIFICATIONS                                            GA 4-40734

This schedule is a part of the contract to which it is attached. Terms defined in the contract have the same meaning where used in this schedule.

This is Schedule number 1 , effective OCTOBER 1, 1999. It replaces all previous Schedules.

PLAN NAME: Genaissance Pharmaceuticals, Inc. 401(K) Retirement Plan

DEPOSIT YEAR: The initial Deposit Year begins on the Contract Date and ends on DECEMBER 31, 1999. Subsequent Deposit Years begin on JANUARY 1 and the same day of each following year.

INVESTMENT OPTIONS AVAILABLE:

         GUARANTEED INTEREST INVESTMENTS

         SEPARATE ACCOUNT INVESTMENTS (ELECTED BY YOU)

         Bond and Mortgage Separate Account                   Medium Company Growth Separate Account
         Bond Emphasis Balanced Separate Account              Medium Company Value Separate Account
         Government Securities Separate Account               Money Market Separate Account
         International Emerging Markets Separate Account      Real Estate Separate Account
         International Small Company Separate Account         Small Company Blend Separate Account
         International Stock Separate Account                 Small Company Growth Separate Account
         Large Company Blend Separate Account                 Small Company Value Separate Account
         Large Company Growth Separate Account                Stock Emphasis Balanced Separate Account
         Large Company Value Separate Account                 Stock Index 500 Separate Account
         Medium Company Blend Separate Account                U.S. Stock Separate Account

         RIDERS AND SPECIAL ATTACHMENTS:

         Separate Account Investment Rider
         Transfer Rider
         Removal of Dividend Rider
         Flexible Investment Annuity Endorsement Rider

NOTATIONS:


--------------------------------------------------------------------------------
(Signatures are not required for the original Schedule 1 issued with the Contract)


----------------------------------------      ----------------------------------
Contractholder Name                           Registrar


----------------------------------------      ----------------------------------
Title                                         Date


----------------------------------------      ----------------------------------
Date

FLEXIBLE INVESTMENT ANNUITY ENDORSEMENT RIDER

This rider is made a part of the Group Annuity Contract to which it is attached. This contract is issued to you, the Contractholder, by us. All terms defined in the contract have the same meaning where used in this rider.

The purpose of this rider is to clarify certain terms and language in this contract.

The effective date of this rider will be the latest of the Contract Date, the date of the amendment adding this rider to the contract, or the date this rider is approved for use by the state of issue.

1. This rider adds the following definition in ARTICLE I, SECTION 2--OTHER DEFINED TERMS:

         APPLICABLE U.S. TREASURY RATE means the yield associated with the average of accepted bids for the U.S. bonds, notes, or bills which will mature on the date the Guaranteed Interest Investment would have matured. This yield will be those provided by the WALL STREET JOURNAL, or a similar publication, or by an agency that provides similar information.

         Rates for terms of less than twelve months will not be used. The twelve month Treasury rate will be used for any such transaction.

         If the publication or agency does not provide a rate for the date of payment or application, this rate will be determined using linear interpolation between the rates for the maturities closest to the date the Investment would have matured.

2. This rider deletes the definitions of Guaranteed Interest Rate and Guarantee Period found in ARTICLE I, SECTION 2--OTHER DEFINED TERMS, and replaces them with the following:

         GUARANTEED INTEREST RATE means the annual rates of interest determined and made available by us in advance for Guaranteed Interest Investments under contracts of this class from time to time, which, when credited and compounded daily, produce the effective annual interest rates. Each Guaranteed Interest Investment will be credited with the effective annual Guaranteed Interest Rate in effect for it.

         GUARANTEE PERIOD means, for each Guaranteed Interest Investment, the period or periods which we make available under contracts of this class issued under the same or similar circumstances. We reserve the right, in our sole discretion, to change at any time the Guarantee Periods available for new Guaranteed Interest Investments; provided, however, we will always offer at least one Guarantee Period of at least two years. You must provide us with Notification selecting the Guarantee Period for each Guaranteed Interest Investment established under this contract.

         Once established, the Guarantee Period for a Guaranteed Interest Investment will not be changed by us. If a certain Guarantee Period will become unavailable for future Contributions, we will notify you at least 60 days before the date the use of such Guarantee Period will no longer be available.

3. This rider deletes the first paragraph of ARTICLE II, SECTION 1--CONTRIBUTIONS, and replaces it with the following:

         Contributions may be accepted under this contract on any Business Day on or after the Contract Date, subject to the limitations of the last paragraph of this Section and Article VII, Section 13. Contributions may be any amount determined or allowed by the Plan and accepted on behalf of a Member. Contributions in excess of those determined or allowed by the Plan for the current Plan year may be paid to us only with our consent We will maintain separate accounting records for each type of Contribution, to the extent possible under our procedures.

4. This rider deletes ARTICLE II, SECTION 6--TRANSFERS BETWEEN INVESTMENTS, and replaces it with the following:

         In general, all or a portion of a Member's Investments may be transferred to another Investment as of any date requested subject to the following:

         a) All requests to transfer must be received by us at least 7 Business Days before the date such transfer is to occur.

              We must receive Notification to transfer from you or the Member, as permitted by the Plan. The Notification must specify the amount or percentage to be transferred and may specify the Investments involved. If a requested transfer from a Member's Investments does not specify the Investments to be transferred, the Order of Application will determine the Investments to be transferred.

         b) A transfer from a Member's Guaranteed Interest Investment to a Separate Account Investment may occur only on a Valuation Date of such Separate Account Investment.

         c) Except as provided in Section 7 of this Article, all transfers from a Guaranteed Interest Investment are subject to the charge contained in Article VI, Section 3. All transfers are subject to the limitations contained in Article VI, Section 4 and the Separate Account Investment Rider.

         d) All Separate Account Investment transfers are subject to the provisions of the Separate Account Investment Rider.

         Any transfer under this Section will be an application from the Investment as of the date of transfer.

5. This rider deletes ARTICLE II, SECTION 8--INVESTMENT MANAGER, and replaces it with the following:

         As set out in Sections 2 and 6 of this Article, the right to direct the split of Contributions between Guaranteed Interest Investments and Separate Account Investments and to direct any transfer between these Investments is reserved to you and/or the Member, all in accordance with provisions of the Plan.

         Application for and issuance of this contract constitutes appointment of and acceptance and affirmation by us that (i) we are an "investment manager" as described under the Employee Retirement Income Security Act of 1974 (ERISA) solely with respect to Plan assets held in Separate Accounts under this contract, except for the right reserved in the preceding paragraph and (ii) we are qualified to accept such appointment and acknowledge that by virtue of such appointment we are a fiduciary of the plan for this purpose, within the meaning of ERISA with respect to our responsibilities as investment manager.

         The Guaranteed Interest Investments are guaranteed benefit policies, as defined in ERISA. We are not an investment manager nor are we any kind of ERISA fiduciary with regard to any amounts held under the Guaranteed Interest Investments.

6. This rider deletes ARTICLE V. SECTION 1--WITHDRAWAL BENEFITS, Subsection (d), and the first sentence of the next paragraph thereafter, and replaces them with the following:

         d) We reserve the right to limit the number of withdrawals and the right to charge for processing such withdrawals; provided, however, that two (2) withdrawals will always be available each Deposit Year and provided further that any increase in such processing charge will not apply to total withdrawals made during or at the end of the Guarantee Periods for the applicable Guaranteed Interest Investments.

         The amount available will be determined as of the date we receive the Notification at our Corporate Center, or at some later date specified in the Notification.

7. This rider deletes the portion of ARTICLE VI, SECTION 3--CHARGES FOR EARLY SURRENDER OF A GUARANTEED INTEREST INVESTMENT, which follows Subsection (d), and replaces it with the following:

         If all or a portion of a Guaranteed Interest Investment is surrendered early, such amount or amounts will be in accordance with the following:

         e) The interest rate to be used for comparison in f) and g) below will be the Applicable U.S. Treasury Rate on the date of surrender plus .50%.

         f) If the interest rate determined in accordance with e) above is equal to or less than the Guaranteed Interest Rate for the Guaranteed Interest Investment, there is no charge.

         g) If the interest rate determined in accordance with e) above is greater than the Guaranteed Interest Rate for the Guaranteed Interest Investment, such charge is equal to:

              1) the difference between such interest rate on the date of surrender and the Guaranteed Interest Rate multiplied by

              2)   the number of years (including fractional parts of a
                   year) remaining in the Guarantee Period for such Guaranteed Interest Investment multiplied by

              3)   the amount being surrendered.

         If the payment or transfer under this Subsection results in the application of all of the Investment, the amount paid or transferred will be equal to such Investment reduced by the amount determined under
         g) above.

         If the entire Guaranteed Interest Investment is surrendered, the Guaranteed Interest Investment will be reduced on the date of surrender and the remainder will be paid or transferred.

         If a portion of the Guaranteed Interest Investment is surrendered, the Guaranteed Interest Investment will be reduced by the amount being surrendered plus the surrender charge, if any.

8. This rider deletes ARTICLE VII, SECTION 6- -CONTRACT AMENDMENTS, Subsection (c), and replaces it with the following:

         c) As of any date after the Contract Date, we may amend or change the length of the Guarantee Period; the Order of Application; the provisions for transferring values between accounts; the percentage in Item (a) of Article IV, Section 4; the percentage contained in Article VI, Section 3; and the items included in the Operating Expenses for Separate Accounts under the Separate Account Investment Rider (if such rider is attached to this contract). We will give you 60 days written notice of any such change.

9.       By adding the following Section 6A to ARTICLE VII--GENERAL PROVISIONS:

         SECTION 6A--EXPENSE GUARANTEES.

         We charge expenses in accordance with Article Ill, but subject to
         Section 6(g)(iii) of this Article. If you choose not to accept an expense change, as provided in Section 6(g)(iii), the following will occur:

         a) Cessation of Contributions will occur on the date specified in your Notification; provided, however, such date must be before or within the 90 day period following the date we receive such Notification.

         b) Separate Account Investments will be transferred to you, if you are a trustee, or to the Funding Agent you tell us to, when you request such transfer, but in no event more than 90 days after the date the new expenses would otherwise take effect for this contract.

              If you have not designated the Funding Agent to whom funds are to be transferred within the 90 days after the date expenses changed, we will pay these funds to you, if you are a trustee of the Plan. If you are not Plan trustee, you must designate the Funding Agent to whom these amounts are to be transferred. Failure to designate an alternate Funding Agent within the time allowed by this Section will be deemed to be acceptance of the changed expenses for this contract.

         c) You are not required to transfer any Guaranteed Interest Investments during their respective Guarantee Periods. You may choose to have Guaranteed Interest Investments mature under this contract before transferring any of such amount to another Funding Agent. All such amounts must be transferred to another Funding Agent or used to purchase annuities hereunder at the end of the Guarantee Period of each. The expense rate used to calculate expenses on each Guaranteed Interest Investment will remain the same as before Notification.

10. This rider deletes the paragraph under ARTICLE VII, SECTION 14--TERM AND TERMINATIONS.. and replaces it with the following:

         Except as provided in Section 13 of this Article, or by any amendment to this contract, this contract will continue in force as long as we hold Investments under the contract or we are making annuity payments. If you transfer all of the Investments under this contract not associated with any annuity payments to a Funding Agent, our obligations under this contract will cease, except to the extent that we are making annuity payments. However, if we discover that we underpaid the Funding Agent, we will have the obligation to pay the appropriate amount to the Funding Agent.

11. This rider deletes the second paragraph under ARTICLE VII, SECTION 15--QUALIFICATION OF PLANS., and replaces it with the following:

         Notwithstanding any other provision in this contract or in any other agreement between you and us, if the Internal Revenue Service or a court makes a final determination that the Plan no longer qualifies as a Qualified Plan, we may require that you transfer all Investments invested under this contract to another Funding Agent If we decide that you must transfer Investments from this contract, we will send you a written notice describing your options. If we do not receive an acceptable response Notice from you within five Business Days, we will return the Investments held under this contract to you, or if appropriate, to a Plan trustee. We will not accept any Notice under this Section unless the Notice clearly specifies the Funding Agent to receive the Investments.

                                           PRINCIPAL LIFE INSURANCE COMPANY

                                           /s/ David J. Drury
                                           ---------------------------------
                                           CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER

SEPARATE ACCOUNT INVESTMENT RIDER

This rider is added to the Group Annuity Contract issued by us of which it is a part. All terms defined in the contract have the same meaning where used in this rider. The effective date of this rider is the latest of (i) the Contract Date,
(ii) the date this rider has been approved for use in the state of issue, or
(iii) the date stated in the amendment adding this rider to the contract.

The purpose of this rider is to allow the contract to participate in our Separate Accounts. We reserve the right to limit both the number of Separate Accounts available under the contract and the number available to each Member~ The following Separate Accounts may be available under this contract:

         Bond and Mortgage Separate Account
         Bond Emphasis Balanced Separate Account
         Government Securities Separate Account
         International Emerging Markets Separate Account
         International Small Company Separate Account
         International Stock Separate Account
         Large Company Blend Separate Account
         Large Company Growth Separate Account
         Large Company Value Separate Account
         Medium Company Blend Separate Account
         Medium Company Growth Separate Account
         Medium Company Value Separate Account
         Money Market Separate Account
         Real Estate Separate Account
         Small Company Blend Separate Account
         Small Company Growth Separate Account
         Small Company Value Separate Account
         Stock Emphasis Balanced Separate Account
         Stock Index 500 Separate Account
         U.S. Stock Separate Account

Although all Separate Accounts listed above may be available under this contract, you may send us Notification indicating you want the contract administered so that assets held under this contract will not participate in one or more of these Separate Accounts. You may revoke your Notification by sending us a new Notification.

1. DESCRIPTIONS OF THE SEPARATE ACCOUNTS. Each Separate Account is a pooled Separate Account for use by our retirement plan customers. The funds held in each Separate Account will be invested and reinvested by us in accordance with applicable law, without regard to any investment requirements of our general account assets or of any of our other Separate Accounts.

         A Separate Account consists of funds we receive under group annuity contracts or policies which permit deposit in such Separate Account and under which amounts are directed to such Separate Account. All income gains and losses (whether or not realized), and expenses from the assets allocated to a Separate Account will be credited to or charged against that Separate Account without regard to any other income, gains or losses, or expenses we might have for our general account or any other Separate Account. The assets of a Separate Account will not be charged with any liabilities arising out of the investment experience of our general account or any other Separate Accounts outside that Separate Account. We may occasionally invest the assets of any Separate Account in short term money market instruments, cash or cash equivalents.

         BOND AND MORTGAGE SEPARATE ACCOUNT. Bond and Mortgage Separate Account is invested primarily in bond and mortgage-type investments similar to our general account, including bonds and mortgages from both United States and non-United States corporations.

         BOND EMPHASIS BALANCED SEPARATE ACCOUNT. Bond Emphasis Balanced Separate Account is invested in other Separate Accounts established and maintained by us. The majority of the assets will be invested in other Separate Accounts which are invested primarily in bonds, mortgages, commercial paper and other fixed income type investments. The remainder of the assets of this Separate Account will be invested in one or more of our Separate Accounts invested primarily in common stocks and other equity investments.

         GOVERNMENT SECURITIES SEPARATE ACCOUNT. Government Securities Separate Account is invested primarily in obligations issued or guaranteed by United States governmental agencies and instrumentalities, including, but not limited to, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Association and the Student Loan Marketing Association.

         INTERNATIONAL EMERGING MARKETS SEPARATE ACCOUNT. International Emerging Markets Separate Account is invested primarily in common stocks of corporations located in countries outside the United States where structural changes are causing rapid economic growth and improved standards of living. These investments may be made in either United States or foreign currency or equivalencies.

         INTERNATIONAL SMALL COMPANY SEPARATE ACCOUNT. International Small Company Separate Account is invested primarily in stocks or other securities of small corporations located outside the United States. These investments may be made in either United States or foreign currency or equivalencies.

         INTERNATIONAL STOCK SEPARATE ACCOUNT. International Stock Separate Account is invested primarily in a broad base of stocks or other securities of corporations located outside the United States, but especially in Europe, North America, and the Pacific rim. These investments may be made in either United States or foreign currency or equivalencies.

         LARGE COMPANY BLEND SEPARATE ACCOUNT. Large Company Blend Separate Account is invested primarily in common stocks from large, established companies whose stock exhibits a combination of substantial value and good earnings growth potential. The investments may also include derivative instruments such as options and futures, other equity securities, or other convertible securities that may be converted to common stocks.

         LARGE COMPANY GROWTH SEPARATE ACCOUNT. Large Company Growth Separate Account is invested primarily in common stocks from large, established companies whose earnings are expected to grow at above average rates. The investments may also include derivative instruments such as options and futures, other equity securities, or other convertible securities that may be converted to common stocks.

         LARGE COMPANY VALUE SEPARATE ACCOUNT. Large Company Value Separate Account is invested primarily in common stocks from large, established companies with below-average price/earnings ratios and above-average dividend yields which we view as undervalued by the market. The investments may also include derivative instruments such as options and futures, other equity securities or other convertible securities that may be converted to common stocks. If the market as a whole is overvalued, we may hold assets of this account in fixed income securities instead of stocks.

         MEDIUM COMPANY BLEND SEPARATE ACCOUNT. Medium Company Blend Separate Account is invested primarily in common stocks from medium-sized, established companies whose stock exhibits a combination of substantial value and good earnings growth potential. The investments may also include derivative instruments such as options and futures, other equity securities, or other convertible securities that may be converted to common stocks.

         MEDIUM COMPANY GROWTH SEPARATE ACCOUNT, Medium Company Growth Separate Account is invested primarily in common stocks from medium-sized, developing companies whose earnings are expected to grow at above average rates. The investments may also include derivative instruments such as options and futures, other equity securities, or other convertible securities that may be converted to common stocks.

         MEDIUM COMPANY VALUE SEPARATE ACCOUNT. Medium Company Value Separate Account is invested primarily in common stocks from medium-sized, financially stable companies with below-average price/earnings ratios and above-average dividend yields which we view as undervalued by the market. The investments may also include derivative instruments such as options and futures, other equity securities or other convertible securities that may be converted to common stocks. If the market as a whole is overvalued, we may hold assets of this account in fixed income securities instead of stocks.

         MONEY MARKET SEPARATE ACCOUNT. Money Market Separate Account is invested primarily in money market instruments such as the obligations of the United States government and its agencies, commercial paper, bank certificates of deposit and similar instruments.

         REAL ESTATE SEPARATE ACCOUNT. Real Estate Separate Account is invested primarily in real estate such as office buildings, industrial buildings, shopping centers, retail stores and similar property.

         SMALL COMPANY BLEND SEPARATE ACCOUNT. Small Company Blend Separate Account is invested primarily in common stocks from smaller, established companies whose stock exhibits a combination of substantial value and good earnings growth potential. The investments may also include derivative instruments such as options and futures, other equity securities, or other convertible securities that may be converted to common stocks.

         SMALL COMPANY GROWTH SEPARATE ACCOUNT. Small Company Growth Separate Account is invested primarily in common stocks from smaller, developing companies whose earnings are expected to grow at above average rates. The investments may also include derivative instruments such as options and futures, other equity securities, or other convertible securities that may be converted to common stocks.

         SMALL COMPANY VALUE SEPARATE ACCOUNT. Small Company Value Separate Account is invested primarily in common stocks from smaller, financially stable companies with below-average price/earnings ratios and above-average dividend yields which we view as undervalued by the market. The investments may also include derivative instruments such as options and futures, other equity securities or other convertible securities that may be converted to common stocks. If the market as a whole is overvalued, we may hold assets of this account in fixed income securities instead of stocks.

         STOCK EMPHASIS BALANCED SEPARATE ACCOUNT. Stock Emphasis Balanced Separate Account is invested in other Separate Accounts established and maintained by us. The majority of the assets will be invested in other Separate Accounts which are invested primarily in common stocks and other equity investments. The remainder of the assets of this Separate Account will be invested in one or more of our Separate Accounts invested primarily in bonds, mortgages, commercial paper and other fixed income type investments.

         STOCK INDEX 500 SEPARATE ACCOUNT. Stock Index 500 Separate Account is invested primarily in stocks and securities of companies whose stocks are used to calculate the Standard and Poor's 500 Stock Index (or a similar stock index if the Standard and Poor's 500 Stock Index is no longer calculated). The investments may also include a reasonable amount of stock index futures, commercial paper, derivative securities and other types of investments. In addition, some funds may be invested in stock index accounts operated by other investment managers. Stock Index 500 Separate Account attempts to earn a return that mirrors the Standard & Poor's 500 Stock Index.

         U.S. STOCK SEPARATE ACCOUNT. U.S. Stock Separate Account is primarily invested in common stocks of United States companies.
         The investments may also include derivative instruments such as options and futures, other equity securities or other convertible securities that may be converted to common STOCKS.
         The U.S. Stock Separate Account is managed by looking for shifts in the economy, industries that stand to benefit from those shifts, and companies in those industries that are undervalued by the market.

2. DETERMINING SEPARATE ACCOUNT VALUES; OPERATING EXPENSES. The value of a Separate Account is its market value (appraised market value for Real Estate Separate Account) less Operating Expenses, if any. If there is no readily available market, its value is the fair market value of the assets held in such Separate Account as determined by us using generally accepted accounting practices and applicable law. The value of all Separate Accounts will always be expressed in U.S. dollars. We will determine the value of a Separate Account on each Valuation Date.

         OPERATING EXPENSES are those charges which must be paid in order to operate a Separate Account or obtain investments for a Separate Account. Operating Expenses include, but are not limited to, custodial fees, transfer taxes, brokerage fees, processing fees, and other taxes and fees associated with the operation of a Separate Account. Operating Expenses will be deducted from the Separate Account associated with a particular charge on the next Valuation Date after the Operating Expenses have been paid or are immediately payable. In accordance with our then-current procedures, various Separate Accounts may share in the payment of certain Operating Expenses and, in some cases, we may use certain fees paid to us by third parties to offset Operating Expenses incurred by a Separate Account which would otherwise be payable from that Separate Account.

         VALUATION DATE means the date we determine the value of a Separate Account Valuation Dates will occur on dates we determine, but at least on the last Business Day of a calendar month. Valuation will occur at the end of each such day, according to our then-current procedures. For purposes of the International Stock Separate Account, International Small Company Separate Account, and International Emerging Markets Separate Account, only those days on which both the value of the underlying investments is determined and we are open for business will be Valuation Dates.

3. MANAGEMENT CHARGES. The Management Charge under each Separate Account will be a percentage of the value of assets in such Separate Account, subject to the equivalent of a maximum annual percentage listed in the Table of Separate Account Features. We reserve the right to change the Management Charge to any charge up to the maximum limit at any time by giving you written notice at least 30 days before the date the change is to take effect.

         MANAGEMENT CHARGE means the charge consisting of the investment management charge and the contract expense charge applicable to this class of contracts for each Separate Account.

         The assets of Bond Emphasis Balanced Separate Account and Stock Emphasis Balanced Separate Account will pay Management Charges under our other Separate Accounts in which they are invested. An additional Management Charge will be charged under these Separate Accounts only for management services actually performed exclusively for assets held in these Separate Accounts.

         A prorata charge will be deducted from each Separate Account on each Valuation Date for the number of calendar days within the Valuation Period ending on such Valuation Date.

         VALUATION PERIOD means the period from the end of a Valuation Date to the end of the next following Valuation Date.

4. SEPARATE ACCOUNT INVESTMENT. A Separate Account Investment is established for each Member for a Separate Account for each type of Contribution a Member directs to a Separate Account.

         Where Money Market Separate Account is available and we receive Notification from you to do so, an Unallocated Separate Investment Account will be established for Contributions for which either i) we do not have all the necessary information needed to allocate such Contributions to individual Members, or ii) you have notified us that such Contributions are to be unallocated. If Money Market Separate Account is not available, an Unallocated Contribution Investment will be established, using a Guaranteed Interest Investment with the shortest Guaranteed Period available.

         UNALLOCATED SEPARATE ACCOUNT INVESTMENT means the Investment established to hold unallocated Contributions, invested in Money Market Separate Account, if available, and operates as if it were a Member's Investment.

5. RETURNS CREDITED TO SEPARATE INVESTMENT ACCOUNTS. Each Separate Account Investment established under this contract will be credited with its portion of the return associated with the appropriate Separate Account. The return for a Separate Account will be based on the change in value of that Separate Account less any Management Charge.

         In order to track the returns for the Separate Account Investments established under this contract, we will use a unit value system of recordkeeping, unless we determine that another recordkeeping system would be more appropriate.

6. UNIT VALUE SYSTEM OF RECORDKEEPING. Under a unit value system of recordkeeping, we will calculate the value of a Separate Account Investment for each Valuation Date by multiplying the number of Separate Account units held in the Separate Account Investment by the applicable Unit Value. A Unit Value is the dollar value for one unit.

         Contributions or transfers to a Separate Account Investment increase the number of Separate Account units credited to it. Transfers and payments from a Separate Account Investment reduce the number of Separate Account units. The increase or decrease in the number of Separate Account units is calculated by dividing the dollar amount of the contribution, transfer, or payment by the applicable Unit Value.

         We will calculate the Unit Value applicable to each Separate Account Investment on each Valuation Date. The Unit Value will be based upon the total value of the Separate Account and the number of existing Separate Account units.

         When crediting Contributions and transfers added to a Separate Account Investment we will use the Unit Value applicable to the Separate Account Investment for the Valuation Date on which we accept the Contribution or transfer. If we accept the Contribution or transfer on a date other than a Valuation Date, we will use the Unit Value for the next following Valuation Date.

7. DEPOSITS TO SEPARATE ACCOUNTS; RESTRICTIONS AND ORDER OF ENTRY. We reserve the right to defer or stop your ability to direct Contributions and transfers to a Separate Account, and we may require you to transfer existing account balances out of a Separate Account. We may exercise these rights if we

         a) need to comply with regulation, statute, or decisional law to which we are subject,

         b) believe it would be imprudent not to do so in fulfilling our fiduciary role as an investment advisor under ERISA,

         c) believe the investment approach of the Separate Account no longer makes sense, is excessively expensive, or does not currently have any favorable investment opportunities available, or

         d) if, in our opinion, continued operation of the Separate Account is inappropriate.

         Contributions or transfers directed to a Separate Account that we have closed on a temporary or permanent basis will be directed to Money Market Separate Account, if available, or to the Guaranteed Interest Investment with the shortest Guarantee Period available under the contract. If the Separate Account has been closed on a temporary basis, we will treat a Contribution or transfer request as a Notification that money should be transferred to the closed Separate Account as soon as permitted under the terms of the contract.

         PROVISIONS FOR A TEMPORARILY CLOSED SEPARATE ACCOUNT. We have established the following order of entry into a Separate Account that was temporarily closed, then reopened:

         a) All amounts held in Money Market Separate Account waiting for transfer to the Separate Account.

         b) Any amounts held in any other Separate Account or in our general account which are to be transferred to the Separate Account.

         Within each of the above 2 categories, funds will be transferred one customer at a time, in order from the oldest waiting Notification to the newest Notification.

         Normally, if the amount of the intended transfer is greater than the amount open for acceptance by a previously closed Separate Account, the entire amount of the transfer will continue to be held in the account it was at the time of the request until the Valuation Date when complete transfer may be made. However, we and you (the Member, if permitted by the Plan) may mutually agree to transfer only a portion of the intended amount to the Separate Account.

         We will notify you in writing when amounts have been transferred to a reopened Separate Account.

         You or a Member, as permitted by the Plan, may revoke a request for transfer of funds to a Separate Account by giving us Notification before the date transfer is made. The Notification must also include new investment directions for the intended transfer.

         PROVISIONS FOR A PERMANENTLY CLOSED SEPARATE ACCOUNT. We will notify you in writing of our intent to permanently close a Separate Account You will have 60 days to request transfer as described in 8. BELOW. If after 60 days we have not received Notification of where to transfer a closed Separate Account balance, we will treat the account as a Contribution for which we do not have investment direction.

8. TRANSFERS AND PAYMENTS FROM A SEPARATE ACCOUNT INVESTMENT. We will, upon Notification from you (the Member if permitted by the Plan), and subject to our right to defer a transfer or payment as described in
         Section 9,

         a) transfer to the Member's Guaranteed Interest Investment or another Separate Account Investment all or any portion of the Separate Account Investment specified, or

         b) transfer to another Funding Agent all or any portion of the Member's Separate Account Investment, or

         c) pay the Member an amount equal to all or any portion of the Member's Separate Account Investment.

         The amount to be paid or transferred will be determined and paid or transferred within seven Business Days after (i) the Valuation Date on which we receive the Notification, or (ii) a later Valuation Date specified in the Notification. Payments and transfers will be made in accordance with our then-current procedures. We will notify you in writing of these procedures. The amount transferred or paid will be deducted from the Separate Account Investment from which such transfer or payment was requested on the date of such transfer or payment. Each transfer to another Separate Account Investment may occur only on a Valuation Date of that Separate Account.

         We are not responsible for the application of amounts transferred to another Funding Agent.

9. LIMITATIONS ON TRANSFERS AND PAYMENTS FROM A SEPARATE ACCOUNT INVESTMENT. In general, transfers and payments from a Separate Account Investment will be made within seven Business Days after the first Valuation Date following the request specified in Section 8 of this rider. We reserve the right, however, to defer such transfers or payments up to the maximum number of days shown in the Table of Separate Account Features for each Separate Account. If we defer any transfer or payment under this Section, we will determine the amount to be transferred or paid on the date transfer or payment occurs. We will notify you in the event of any deferment of more than 30 days under the provisions of this Section.

         These limitations will not apply to the payments to the beneficiary of a Member due to the Member's death, payments to a Member due to disability or retirement under the Plan and to purchases of annuity under Article IV, Section 2 of the contract.

         SPECIAL REAL ESTATE LIMITATIONS. Because of the illiquid nature of the assets in which Real Estate Separate Account is invested, we reserve the right to defer transfers or payments from a Real Estate Separate Account Investment if a transfer or payment would exceed the amount of cash and other liquid assets held in Real Estate Separate Account, reduced by amounts committed to purchase properties or needed for Operating Expenses.

         Real Estate Separate Account may be illiquid for indefinite periods of time. We will not manage Real Estate Separate Account to provide a liquidity pool for requests for transfer or payment. If requests for transfer or payment from Real Estate Separate Account are deferred, then the deferred transfers or payments, when made, will be made in the following order:

         a)   Any death benefits payable under a defined contribution plan.

         b) All or a portion of each of the other requests for payment, determined as follows:

              i)   the amount of the request, divided by

              ii)  the amount of all waiting requests, multiplied by

              iii) amount we determine to be available to pay requests;
                   provided, however, that no more than the amount of the request shall be paid out.

         Deferred transfers or payments, when paid, will be made as of a Valuation Date and will be based on the Real Estate Separate Account Unit Value as of the date paid. In determining the amount available to pay requests, we will subtract amounts payable under any other group annuity contract which requires that we make payments from the Real Estate Separate Account using a method other than the one described in this Section.

         We reserve the right to make payments in a different manner than described in this Section if we (i) are required to do so under applicable statutes, regulations, or decisional law to which we are subject, (ii) must do so to comply with our fiduciary responsibilities as an ERISA investment manager as described in Article II, Section 8, or (iii) deem it necessary to make a change to maintain an equitable distribution of assets under all of our group annuity contracts. We will not implement a change under item (iii) before the notice to all affected contractholders is provided and the appropriate time period after the notice has elapsed.

         SPECIAL LIMITATION FOR CERTAIN SEPARATE ACCOUNTS. We reserve the right to make the portion of a requested transfer in excess of the specified dollar limit in substantially equal monthly installments over a period not to exceed the specified period, if, in the specified period which ends on the requested date of transfer, all transfers and payments from the total of all Separate Account Investments invested in a particular Separate Account which is subject to the dollar limit total the specified dollar limit or more. For purposes of this limitation, transfers and payments from any other Separate Account investments or funds included in the Separate Account from any other contracts or policies issued in connection with the Plan or with any other retirement plan of the Employer will be included as a transfer or payment from a Separate Account Investment. If this limitation is imposed by us, the first installment will be made one month after the date of request, or on such later date that you specify. The specified dollar limit and period are:

         a) $1,000,000 and twelve months, respectively, for International Stock Separate Account, International Small Company Separate Account, International Emerging Markets Separate Account, and Stock Index 500 Separate Account.

         b) $20,000,000 and 36 months, respectively, for Bond Emphasis Balanced Separate Account, Government Securities Separate Account, Large Company Blend Separate Account, Large Company Growth Separate Account, Large Company Value Separate Account, Medium Company Blend Separate Account, Medium Company Growth Separate Account, Medium Company Value Separate Account, Small Company Blend Separate Account, Small Company Growth Separate Account, Small Company Value Separate Account, Stock Emphasis Balanced Separate Account, and U.S. Stock Separate Account.

10. PLANS WHICH MAY INVEST IN THE SEPARATE ACCOUNTS. The Separate Accounts are not registered with the federal Securities and Exchange Commission and therefore only Plans which meet certain requirements under the Code may invest in the Separate Accounts. If the Internal Revenue Service or a court makes a final determination that the Plan no longer qualifies as a Qualified Plan, we will require that you transfer any assets invested in the Separate Accounts. If we decide that you must transfer assets from the Separate Accounts, we will send you a notice describing your options. Your Notification must clearly specify the Guaranteed Interest Investment(s) or the Funding Agent to which you want the assets transferred. If we do not receive an acceptable Notification from you within 5 Business Days, we will transfer the assets to the Guaranteed Interest Investment with the shortest duration.

11.      FUNDS. We are the sole owner of all assets held in the Separate
         Accounts.

                                           PRINCIPAL LIFE INSURANCE COMPANY

                                           /s/ David J. Drury
                                           --------------------------------
                                           CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER

                       TABLE OF SEPARATE ACCOUNT FEATURES

                                 CURRENT ANNUAL MANAGEMENT    MAXIMUM ANNUAL MANAGEMENT     MAXIMUM NUMBER OF DAYS
                                     CHARGE PERCENTAGE            CHARGE PERCENTAGE       ALLOWED TO DEFER TRANSFERS
                                                                                                  OR PAYMENTS
                                 -------------------------    -------------------------   --------------------------
Bond Emphasis Balanced                     None                         2.00*                         270
Separate Account
Bond and Mortgage                          0.45                         2.00                          270
Separate Account
Government Securities                      0.45                         2.00                          90
Separate Account
International Emerging                     0.69                         2.00                          270
Markets Separate Account
International Small                        0.69                         2.00                          270
Company Separate Account
International Stock                        0.69                         2.00                          270
Separate Account
Large Company Blend                        0.45                         2.00                          270
Separate Account
Large Company Growth                       0.45                         2.00                          270
Separate Account
Medium Company Blend                       0.45                         2.00                          270
Separate Account
Medium Company Growth                      0.45                         2.00                          270
Separate Account
Medium Company Value                       0.45                         2.00                          270
Separate Account
Money Market Separate                      0.45                         2.00                          90
Account
Real Estate Separate                       1.05                         None                      Indefinite
Account
Small Company Blend                        0.45                         2.00                          270
Separate Account
Small Company Growth                       0.45                         2.00                          270
Separate Account
Small Company Value                        0.45                         2.00                          270
Separate Account
Stock Emphasis Balanced                    None                         2.00*                         270
Separate Account
Stock Index 500 Separate                   0.35                         2.00                          270
Account
U.S. Stock Separate                        0.45                         2.00                          270
Account

* The maximum annual Management Charge percentage includes Management Charges paid under this Separate Account (currently none) and the Separate Accounts in which this Separate Account is invested.

SCHEDULE OF SPECIFICATIONS

RIDERS TO THE CONTRACT

TABLE OF CONTENTS

ARTICLE 1                           DEFINITIONS

Section 1                           Parties to this Contract
Section 2                           Other Defined Terms

ARTICLE II                          CONTRIBUTIONS, INVESTMENTS AND ACCOUNTS

Section 1                           Contributions
Section 2                           Investment Direction
Section 3                           Guaranteed Interest Investments
Section 4                           Separate Account Investments
Section 5                           Nonvested Funds Accounts
Section 6                           Transfers Between Investments
Section 7                           Maturing Guaranteed Interest Investments
Section 8                           Investment Manager
Section 9                           Funds

ARTICLE III                         EXPENSES

Section 1                           Expenses
Section 2                           Billed Expenses
Section 3                           Deducted Expenses
Section 4                           Alternative Expense Deductions
Section 5                           Expenses for Certain Members and Beneficiaries
Section 6                           Associated Contracts

ARTICLE IV                          BENEFIT EVENTS AND OPTIONS

Section 1                           Benefit Events
Section 2                           Annuity Benefits
Section 3                           Single Sum Payments
Section 4                           Full Flexibility Option
Section 5                           Modification in Mode of Payment of Income
Section 6                           Facility of Payment
Section 7                           Assignment

ARTICLE V                           OTHER BENEFITS

Section 1                           Withdrawal Benefits

ARTICLE VI                          TRANSFER TO ANOTHER FUNDING AGENT; CESSATION;
                                    CHARGES AND LIMITATIONS

Section 1                           Transfer to Another Funding Agent
Section 2                           Cessation of Contributions
Section 3                           Charges for Early Surrender of a Guaranteed Interest Investment
Section 4                           Limitations on Transfers and Payments from Guaranteed Interest
                                    Investments

ARTICLE VII                         GENERAL PROVISIONS

Section 1                           Certificates
Section 2                           Beneficiary
Section 3                           Dividends
Section 4                           Plan and Plan Amendments
Section 5                           Contract
Section 6                           Contract Amendments
Section 7                           Waiver and Modification
Section 8                           Information, Proofs and Determination of Facts
Section 9                           Reliance on Instructions
Section 10                          Single Payment
Section 11                          Overpayment
Section 12                          Ownership
Section 13                          Termination and Cash Out of Contract
Section 14                          Term and Termination
Section 15                          Qualification of Plans
Section 16                          Our Relationship to the Plan

ARTICLE 1--DEFINITIONS

SECTION 1--PARTIES TO THIS CONTRACT.

This contract is between the Contractholder and Principal Life Insurance
Company.

CONTRACTHOLDER means the holder of this contract named on the face page and will be referred to in this contract as you or your.

Principal Life Insurance Company will be referred to in this contract as we, us, or our.

SECTION 2--OTHER DEFINED TERMS.

ACCOUNT means the total of a Member's Guaranteed Interest Investments and Separate Account Investments.

ANNUITY PREMIUM means the amount applied to purchase an annuity for a Member.

ANNUITY PURCHASE DATE means the date on which the Account of a Member is applied to purchase an annuity benefit for the Member.

ANNUITY START DATE means the beginning date for annuity benefits to a Member.

ASSOCIATED CONTRACT(S) means this contract and any other group annuity contract(s) issued by us which we have agreed in writing to treat as Associated Contracts.

BENEFIT EVENT means, depending upon Plan provisions, termination of employment, Retirement Date, disability (as defined in the Plan) or death. We may require any proof of a Benefit Event we deem necessary.

BUSINESS DAY means a day on which both we and the New York Stock Exchange are open for business, or any other day which we agree will be a Business Day. If you request a list of our Business Days for any calendar year, we will provide you with the list.

CODE means the Internal Revenue Code of 1986. as amended, and the regulations thereunder. Reference to the Code means such Internal Revenue Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

COMPOSITE GUARANTEED RATE means, on any date, the rate determined for each of the Member's Guaranteed Interest Investments which is based on the Guaranteed Interest Rate in effect on the date we accept the Contribution or transfer. If more than one Contribution or transfer is accepted during a Deposit Year, the Composite Guaranteed Rate for such Investment will be determined based on the amount and timing of Contributions or transfers and the amount of any payment or application on or before the end of the Deposit Year in which the Contributions or transfers were accepted. At the end of Deposit Year, that year's Guaranteed Interest Investments close. Each Guaranteed Interest Investment then earns the Composite Guaranteed Rate determined for it, compounded annually, until the end of the Guaranteed Period.

CONTRACT DATE means the date this contract is effective, as shown on the face page.

CONTRIBUTIONS means funds we receive and accept under Article, II, Section 1. The types of Contributions are those allowed by the Plan.

CORPORATE CENTER means our offices at 711 High Street, Des Moines, Iowa, 50392, or any other office or address to which we direct you to send Contributions.

DEPOSIT YEAR means the period (not to exceed 12 months) selected for the crediting of interest to Guaranteed Interest Investments established under this contract, as shown on the Schedule.

EMPLOYER means the corporation(s) or firm(s) named as employer in the Plan and any successor by change of name, merger, purchase of stock, or purchase of assets.

ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations issued by the U.S. Department of Labor.

FUNDING AGENT means an insurance company, trustee or custodian designated by you and authorized to transfer or receive any amount(s) transferred to or from this contract and to apply such amount(s) for the exclusive benefit of Plan Members, without any obligation on our part as to such application. Funding Agent will also mean Principal Life Insurance Company when you direct us to transfer such amounts from this contract to another group annuity contract issued by us.

GUARANTEED INTEREST INVESTMENT means the investment established for a Member for each Deposit Year for each Contribution type as described in Article II, Section 3.

GUARANTEED INTEREST RATE means the annual rate of interest we declare from time to time for contracts of this class for each Contribution to a Guaranteed Interest Investment.

GUARANTEE PERIOD means the period for which a Guaranteed Interest Investment exists. The period or periods available may be any that we offer to contracts of this class under the same or similar circumstances. Currently, Guarantee Periods of two through seven years are available. We reserve the right to change, at any time, the Guarantee Periods available for new Contributions and transfers, including transfers from existing Guaranteed Interest Investments. We reserve the right to limit both the number of Guarantee Periods available under this contract and the number available to each Member.

You must give us Notification of the Guarantee Periods you select from those available under the contract. Your selection will remain in effect until modified by (b) and (c) below.

Our rights to change and to limit the Guarantee Periods available are subject to the following:

         a) Once established by us, the Guarantee Period for a particular Guaranteed Interest Investment may not be changed by us. However, a different Guarantee Period may apply to amounts maturing from such account.

         b) If a particular Guarantee Period is no longer offered, we will notify you at least 60 days in advance.

         c) For each Deposit Year, you have the right to select Guarantee Periods or to change the selection of Guarantee Periods available to Members by giving us Notification before the beginning of the Deposit Year for which the selection applies. The selections for a Deposit Year cannot be changed after its start.

INACTIVE MEMBER ACCOUNT means the Account of an Inactive Member.

INVESTMENTS means the Guaranteed Interest Investments and/or Separate Account Investments of the Member.

MEMBER means a person entitled to benefits under the Plan for whom an Account exists under this contract. A Member will be considered either active or inactive, as follows:

         a) Active Member-a person who is actively participating in the Plan or an alternate payee of a person who is actively participating in the Plan pursuant to a Qualified Domestic Relations Order.

         b)       Inactive Member-a Member who is not an Active Member

MEMBER ACCOUNT means the Account of a Member.

NONVESTED FUNDS ACCOUNT means the accounts established to hold certain Plan funds as described in Article II, Section 5. These accounts will operate in the same manner as a Member Account for the purpose of transfers.

NORMAL RETIREMENT DATE means the date, determined by the Plan, on which the Member's normal retirement benefit will begin. If the Plan does not specify, it will be the first day of the month on or after the later of (I) the Member's 65th birthday or (ii) the fifth anniversary of the time a Member began participation in the Plan.

NOTIFICATION means a form of notice approved by us, including written forms, electronic transmissions, facsimiles or photocopies. We will notify you regarding the acceptable forms of notice we will allow. At our discretion, we may require that a specific form of notice be used in a particular case or that a particular notice be confirmed. Notification will also include the terms Notice, Notify and Notified.

ORDER OF APPLICATION means the order in which we will apply the Investments of a Member when a partial transfer or withdrawal of a portion of the Member's Account has been requested and no other order of application has been reported to us. The amount withdrawn or transferred from the Member's Guaranteed Interest Investments, if any, and Separate Account Investments, if any, will be based on the relative value of each such Investment to the Member's Account. The amount withdrawn or transferred from Guaranteed Interest Investments will be from the current Guaranteed Interest Investment first, then from each preceding Guaranteed Interest Investment, with the oldest Guaranteed Interest Investment being last applied. The amount withdrawn or transferred from Separate Account Investments will be based on the relative values of each Separate Account Investment.

PLAN means the Employer's retirement plan in effect on the date this contract is executed and as amended from time to time, which the Employer has designated to us in writing as the plan funded by this contract The name of the Plan is shown in the Schedule.

QUALIFIED DOMESTIC RELATIONS ORDER means a Qualified Domestic Relations Order as defined in Internal Revenue Code Section 414(p)(1)(A).

QUALIFIED PLAN means a pension plan qualified under Section 401 of the Code, a governmental plan meeting the requirements of Section 457 of the Code, and any other plans which we determine may appropriately invest money in this contract.

RETIREMENT DATE means the Member's early, normal or late retirement date under the Plan.

SCHEDULE OF SPECIFICATIONS means the schedule attached to and made part of this contract. The Schedule of Specifications lists pertinent information and will be referred to as the Schedule in this contract.

SEPARATE ACCOUNT means one or more Separate Accounts described in the Separate Account Investment Rider and listed on the Schedule. If no Separate Account Rider is attached to this contract and no Separate Accounts are listed on the Schedule, this contract may not participate in any Separate Accounts.

SEPARATE ACCOUNT INVESTMENT means the investment or investments established for a Member as described in Article II, Section 4.

UNALLOCATED CONTRIBUTION INVESTMENT means the investment established to hold Contributions which cannot be allocated to individual Members on the date we accept them pursuant to Article II, Section 1 or Section 5. Unless we give you written notice to the contrary, the Unallocated Contribution Investment will be invested in Money Market Separate Account, if available, otherwise in a Guaranteed Interest Investment with the shortest Guarantee Period available.

ARTICLE II--CONTRIBUTIONS, IN VESTMENTS AND ACCOUNTS

SECTION 1--CONTRIBUTIONS.

Contributions may be accepted by us under this contract on any Business Day on or after the Contract Date, subject to the limitations of the last paragraph of this Section and Article VII, Section 13. Contributions may be any amount determined or allowed by the Plan and accepted by us on behalf of a Member. Contributions in excess of those determined or allowed by the Plan for the current Plan year may be paid to us only with our consent. To the extent Permitted by our then-established procedures we will maintain separate accounting records for each type of Contribution.

All Contributions are payable directly to us at our Corporate Center. Contributions will be credited to Member Investments or the Unallocated Contribution Account as of the Business Day on which we accept the Contribution, in accordance with our then-current procedure for crediting Contributions under all contracts of this class. We will inform you in writing of our current procedures for crediting Contributions.

We reserve the right to limit or refuse further Contributions under this contract. We will give you written notice at least 60 days before the date after which further Contributions will be limited or refused by us.

SECTION 2--INVESTMENT DIRECTION.

Each type of Contribution made on behalf of a Member may be directed to the Guaranteed Interest Investments described in Section 3 of this Article, to any number of the Separate Account Investments described in Section 4 of this Article, or to any combination of such investments. We must have Notification of investment direction from you or, if the Plan permits, from the Member, for the portion of each type of Contribution to be held in each Investment. You do not need to approve each Member investment transfer or change of investment direction unless you have reserved the right to do so under the Plan. Contributions will be added to each Investment in the amount or percentage specified in the investment direction on file with us. Future Contributions may be directed to different Investments or the amount directed to an Investment may be changed by filing a new Notification or investment direction with us. If a Contribution is received for a Member for whom no Notification of investment direction is on file with us, we will direct that Contribution to the Member's Money Market Separate Account Investment, if available, otherwise to the Member's Guaranteed Interest Investment with the shortest Guarantee Period then available under the contract.

SECTION 3--GUARANTEED INTEREST INVESTMENTS.

A Guaranteed Interest Investment will be established for a Member for each type of Contribution and transfer directed to that investment for each Deposit Year. A separate Guaranteed Interest Investment will be established for each, Deposit Year for each Guarantee Period used to hold each type of Contribution directed to these investments. No further Contributions or transfers will be credited to a Guaranteed Interest Investment after the close of the Deposit Year in which it was established.

The value of a Guaranteed Interest Investment of a Member at any time during its Guarantee Period will be equal to the sum of all Contributions and transfers to it plus interest less any payments or transfers. Interest will be credited to the investment daily and compounded annually on the last day of each Deposit Year. The rate of interest credited will be the Composite Guaranteed Rate determined for such Investment.

A Guaranteed Interest Investment will be paid or applied in full at the end of its Guarantee Period as described in Section 7 of this Article.

SECTION 4--SEPARATE ACCOUNT INVESTMENTS.

The Separate Account Investment Rider attached to this contract describes each Separate Account The Schedule lists the Separate Accounts available under this contract. Unless you direct us otherwise, Members will be allowed to participate in all listed investments. A Separate Account Investment will be established for each Member for each type of Contribution directed to each Separate Account in which this contract participates.

If no Separate Account Investment Rider is attached to the contract and no Separate Accounts are listed on the Schedule, no Separate Account Investments are available.

SECTION 5--NON VESTED FUNDS ACCOUNTS.

Nonvested Funds Accounts will be established to hold the nonvested portion of Inactive Member Accounts and other Plan funds which we mutually agree to include in Nonvested Funds Accounts. Nonvested Funds which are reserves of an annuity cancelled under Subsection (3) of Article IV, Section 2, will be invested according to our then-current procedures. Other Nonvested Funds will be invested as they were prior to their transfer to Nonvested Funds Accounts. However, by giving Notice to us, you may change the investment direction of Nonvested Funds which are not reserves.

Nonvested portions of Inactive Member's Accounts will be held in the Nonvested Funds Accounts until a forfeiture occurs under the Plan. Nonvested Funds will be applied according to Plan provisions on the earliest possible date. Any amounts reallocated to a Member because of this Section will be considered a Contribution under Section 1 of this Article, and the provisions of Sections 1 and 2 will apply.

SECTION 6--TRANSFERS BETWEEN INVESTMENTS.

In general, all or a portion of a Member's Investments may be transferred to another Investment as of any date requested subject to the following:

         a) We must receive Notification to transfer from you or the Member, as permitted by the Plan. The Notification must specify the amount or percentage to be transferred and may specify the Investments involved. If a requested transfer from a Member's Investments does not specify the Investments to be transferred, the Order of Application will determine the Investments to be transferred.

         b) A transfer from a Member's Guaranteed Interest Investment to a Separate Account Investment may occur only on a Valuation Date of such Separate Account Investment.

         c) Except as provided in Section 7 of this Article, all transfers from a Guaranteed Interest Investment are subject to charge contained in Article VI, Section 3. All transfers are subject to the limitations contained in Article VI, Section 4 and the Separate Account Investment Rider.

         d) All Separate Account Investment transfers are subject to the provisions of the Separate Account Investment Rider.

Transfers will be made in accordance with our then-current procedures. Any transfer under this Section will be an application from the Investment as of the date of transfer.

SECTION 7--MATURING GUARANTEED INTEREST INVESTMENTS

On the day after the last day of its Guarantee Period, each Guaranteed Interest Investment of a Member which has not been paid or transferred in full before the end of its Guarantee Period will be transferred to a current Guaranteed Interest Investment for that Guarantee Period, if available. If that Guarantee Period is no longer available, then, unless otherwise directed by Notification, we will transfer to a current Guaranteed Interest Investment with the shortest Guarantee Period then available under the contract.

In lieu of the transfer described above, we will pay or transfer all or a part of the Investment in accordance with any Notification received before the end of such Guarantee Period.

SECTION 8--INVESTMENT MANAGER

As set out in Sections 2 and 6 of this Article, the right to direct the split of Contributions between Guaranteed Interest Investments and Separate Account Investments and to direct any transfer between these Investments is reserved to you and/or the Member, all in accordance with provisions of the Plan.

Your application for and our issuance of this contract constitutes your appointment of and our acceptance and affirmation that:

         a) in discharging our duties under this contract we will act at times as an "investment manager", except for the rights described in the preceding paragraph, and

         b) we meet the qualifications needed to accept that appointment and we acknowledge that by virtue of that appointment we will exercise fiduciary duties with respect to the Plan.

For purposes of this section, the term "investment manager" has the same meaning as that term has under ERISA. Our role as investment manager and the acceptance of the accompanying fiduciary duties extends only to our management of assets which fall within the term "plan assets" as used in ERISA, and we undertake no other fiduciary responsibilities required to administer or maintain the Plan.

SECTION 9--FUNDS

We are sole owner of all funds received under this contract. All Guaranteed Interest Investments we received under this contract are and remain a part of our general account without any duty or requirement of segregation or separate investment on our part. Separate Account Investments will be held as stated in the rider describing such Separate Account Investments.

ARTICLE III--EXPENSES

SECTION 1--EXPENSES.

Expense charges will be determined by us periodically, but at least annually, in accordance with the written service agreement we have with you. The amount of such charges will be made up of the following:

         a) Compensation paid or payable by us to the soliciting agent named by you.

         b)       A general administration expense charge.

         c)       A recordkeeping expense charge.

         d)       Document charges.

         e) Other charges may be made for services you ask us to do that are not covered by (a) through (d). For example, there will be a charge for preparing unusual material or additional services. We will inform you of the charges for such services before we perform them.

SECTION 2--BILLED EXPENSES.

Expenses will be paid to us directly at our Corporate Center, unless deducted under Section 3 of this Article. We will send you a statement of these charges periodically in accordance with our written service agreement with you. Such charges must be paid within 31 days from the date of the statement. If the expense charges are not paid within 31 days after the statement date, we may deduct all outstanding expenses from the appropriate Accounts under this contract. If this automatic deduction of expenses occurs twice in any twenty-four month period, we may deduct expenses from the accounts as described in Section 3 of this Article thereafter until a new written service agreement is completed with us.

SECTION 3--DEDUCTED EXPENSES.

In your written service agreement with us (or as provided in Section 2 of this Article), an election may be made to have some or all of the expense charges (described in Section 1 above) deducted from Member Accounts instead of having these charges paid separately.

SECTION 4--ALTERNATIVE EXPENSE DEDUCTIONS.

As an alternative to direct deduction of expenses from Member Accounts, you may choose in the service agreement we have with you to have some or, within our then-current guidelines, all expenses paid by an investment return reduction to Member Accounts. Periodically we will determine the expense charges incurred and reduce them by the amount recovered through the investment return reduction. Any remaining expenses will be billed or deducted in accordance with Section 2 or 3 of this Article.

SECTION 5--EXPENSES FOR CERTAIN MEMBERS AND BENEFICIARIES.

Additional expenses for services provided to (i) Members and beneficiaries who have elected the Full Flexibility Option and (ii) Inactive Members may be recovered by an investment reduction to the Accounts of such Members and beneficiaries covered under contracts of this class. Periodically we will determine the amount of the reduction necessary to recover the charges incurred. Any remaining expenses will be billed or deducted in accordance with Section 2 or 3 of this Article.

SECTION 6--ASSOCIATED CONTRACTS.

We may agree to take into account any Associated Contracts for the purpose of determining the expenses charged under such contracts. The charges under an Associated Contract will not be greater than if it were not an Associated Contract.

ARTICLE IV---BENEFIT EVENTS AND OPTIONS

SECTION 1--BENEFIT EVENTS.

Benefits may be payable to a Member for whom a Benefit Event has occurred under the Plan. You must give us Notification of the Benefit Event. A Member may elect any one or more of the following options, as permitted by the Plan:

         a)       Annuity benefits.

         b)       Single sum payment.

         c)       Full Flexibility Option.

If the Member does not elect a complete distribution of the Member's Account, the remainder of the Member's Account will remain under the contract until the earlier of the date the Member elects to receive benefits under one or more of the options above or the date the contract terminates. The Member's Guaranteed Interest Investments and Separate Account Investments will continue to operate in the same manner.

SECTION 2--ANNUITY BENEFITS.

If permitted by the Plan, a Member may elect to have an annuity benefit purchased as long as the annuity benefit complies with Plan provisions and all of the following:

         a) All or a portion of the Member's Account may be used to provide an annuity.

         b)       The Member must give us Notification to provide the annuity.

         c) We will not issue an annuity unless the amount applied to establish the annuity equals or exceeds $3,500. When determining the $3,500 amount we will include the current amount used to establish the annuity plus all previous amounts applied to establish an annuity under this contract or any other group annuity contract issued to you. Upon 60 days written notice to you, we may increase the $3,500 amount. We will not increase the amount above the maximum amount which a Qualified Plan I may distribute to a Member or beneficiary without his or her prior consent.

         d)       All annuities will be fixed dollar annuities.

         e)       The form of benefit and the contingent annuitant named (if any) cannot be changed after the Annuity Purchase Date.

         f) By written agreement with you, we may provide any options permitted by the Plan.

SUBSECTION (1)--AMOUNT OF ANNUITY BENEFIT. The amount of annuity purchased under this Article and payable to a Member will be determined by us based on:

         a)       I the Annuity Premium,

         b)       the annuity form chosen,

         c)       the age of the Member,

         d)       the Annuity Start Date,

         e)       the age of the contingent annuitant (if any),

         f)       the frequency of payments, and

         g) the annuity purchase rates applicable, as described in Subsection 2 of this Section.

SUBSECTION (2)--ANNUITY PURCHASE RATES. Annuities will be purchased using our then-current purchase rates for contracts of this class. Such rates will not be less favorable to the annuitant than the minimum amounts of annuity which may be purchased using rates based on an interest rate of 2 1/2%, a load of 5% and mortality according to the 1983 Female Table a for Individual Annuity Valuation, projected to 1999 by Scale G.

An example of the minimum amount of annuity income that could be provided by $10,000.00 of Annuity Premium for an immediate, life annuity with installment refund is shown in the following table:

   ------------------------------------------ ---------------------------------------
                 ATTAINED AGE                               AMOUNT OF
              (YEARS AND MONTHS)                          MONTHLY INCOME

   ------------------------------------------ ---------------------------------------
   ------------------------------------------ ---------------------------------------
                      45                                      $28.39
   ------------------------------------------ ---------------------------------------
   ------------------------------------------ ---------------------------------------
                      50                                      30.22
   ------------------------------------------ ---------------------------------------
   ------------------------------------------ ---------------------------------------
                      55                                      32.51
   ------------------------------------------ ---------------------------------------
   ------------------------------------------ ---------------------------------------
                      60                                      35.39
   ------------------------------------------ ---------------------------------------
   ------------------------------------------ ---------------------------------------
                      65                                      39.07
   ------------------------------------------ ---------------------------------------
   ------------------------------------------ ---------------------------------------
                      70                                      43.82
   ------------------------------------------ ---------------------------------------

Minimum incomes for purchases made within the five- year period beginning January 1, 2000, will be 97% of the incomes purchased under the above basis. Minimum incomes for purchases made within any subsequent five-year period will be 97% of the incomes for the preceding five-year period. The minimum amounts of annuity available at other ages and for other forms of income will be determined by us based on the same basis as the above. We will make these available to you on request.

SUBSECTION (3)--CANCELLATION OF ANNUITY. If, under the provisions of the Plan in effect on the Member's Annuity Start Date, you determine and report to us that the annuity purchased for a Member is to be reduced, then the fraction you report will be cancelled and the amount of annuity payments paid to the member, the beneficiary or contingent annuitant will be reduced accordingly.

The reserve for any annuity cancelled under this Section will be applied in accordance with Article II, Section 5.

SUBSECTION (4)--MISSTATEMENTS. If the age or any other relevant fact of any Member or contingent annuitant is found to have been misstated, the amount of annuity payable by us will be that provided by the amount applied to provide such annuity, determined as of the date established by the misstated information and on the basis of the correct information. Any overpayment by us resulting from any misstated information will be deducted from amounts thereafter payable to a Member, the contingent annuitant or the beneficiary. Any underpayment by us resulting from any misstatements will be paid in full with the next payment due the Member, the contingent annuitant or beneficiary.

SUBSECTION (5)--COMMUTATION OF PAYMENTS. If any annuity payments are to be commuted, the commuted value of the payments will be determined by us, using the interest rate which was used as a basis for calculating the amount of the payments at the time the annuity was purchased.

Neither the Member, the contingent annuitant nor any beneficiary who is a natural person taking in his or her own right has the right to commute any annuity payments under this contract

SECTION 3--SINGLE SUM PAYMENTS.

If permitted by the Plan, a Member who has reached a Benefit Event may elect a single sum payment equal to all or a portion of the Member's Account. Any single sum payment made under this Section will be an application of the Member's Account on the date paid.

Any single sum payment to a Member is subject to the delay of payment and limitation provisions of Article VI, Section 4 and the Separate Account Investment Rider, if any. Such amount may also be subject to the charge in
Article VI, Section 3, unless such payment is made within:

         a) 60 days after we send notification to the Member of the options available under the contract upon reaching the first Benefit Event under the Plan, other than death, or

         b) 60 days after a Member's Normal Retirement Date, if such date is later than the date in (a) above, or

         c) 120 days after we send notification to the beneficiary of the options available under the contract, in the event of the death of the Member.

SECTION 4--FULL FLEXIBILITY OPTION.

This option provides scheduled installment payments, starting within twelve months of the date of the Notification and continuing until the date the Account is exhausted. Payments to the Member or beneficiary are subject to the distribution rules contained in the Code and the regulations thereunder.

We will pay a portion of such Account on the date or dates requested each calendar year and continuing until the entire Account has been paid. This amount is the scheduled amount. The unpaid portion of the Account will continue to be credited with separate account performance under the terms of the Separate Account Investment Rider or the interest rate otherwise available and as may be reduced as provided in Article III, Section 5.

The Order of Application will determine from which Investments payments will be made. However, a Member or beneficiary may give us Notification of a different order if a different order is desired. If we receive such Notification, payments from Guaranteed Interest Investments will be subject to the charge in Article VI, Section 3, and the delay of payment and limitation provisions of Article VI,
Section 4 and the Separate Account Investment Rider.

If scheduled payments in any calendar year exceed the maximum amount, the excess amount will be subject to the charge in Article VI, Section 3, and the delay of payment and limitation provisions of Article VI, Section 4 and the Separate Account Investment Rider. For any calendar year, the maximum amount is the greatest of:

         a) 13% of the Account balance at the beginning of the current calendar year.

         b) the Account balance at the beginning of the current calendar year divided by the number of years of the Member's or beneficiary's life expectancy.

         c) the amount withdrawn in the preceding calendar year which was not subject to the charge in Article VI, Section 3.

In addition to the scheduled payments, nonscheduled payments may be requested. We may establish a minimum dollar amount for nonscheduled payments. Nonscheduled payments may be subject to a transaction fee. Nonscheduled payments will be subject to the charge in Article VI, Section 3, and the delay of payment and limitation provisions of Article VI, Section 4 and the Separate Account Investment Rider.

The Member or beneficiary may request termination of the Full Flexibility Option by one or more of the following methods: (i) requesting an excess payment equal to the remaining balance of the Account, (ii) requesting the remaining balance be used to purchase an annuity for such Member or beneficiary in accordance with one of the other options of this Section, or (iii) requesting that the Full Flexibility Option be cancelled and leaving the remaining balance under this contract.

SECTION 5--MODIFICATION IN MODE OF PAYMENT OF INCOME.

If, at any time after a Member's Annuity Start Date or the date benefits begin under the Full Flexibility Option, the monthly amount of income payable under this contract to such Member or to the beneficiary or contingent annuitant would be less than $20, we may, at our option, pay such amount less frequently, but not less frequently than annually.

SECTION 6--FACILITY OF PAYMENT.

If any Member, alternate payee, contingent annuitant or beneficiary becomes physically, mentally or legally incapable of accepting any payment and the person has no legal representative or guardian who can accept the payment on the person's behalf, we may, in the absence of Notification from you, at our option, make such payment to the person or persons as have, in our opinion, assumed the care and principal support of the Member, contingent annuitant or beneficiary. However, any payment due a minor will be paid at a rate not exceeding the greater of (i) $100.00 per month or (ii) the maximum amount permitted by the laws of the state of issue of this contract In no event will any such payment exceed the maximum amount allowed under applicable law of the state of issue of this contract. In no event will any such payment exceed the maximum amount allowed under applicable law of the state in which this contract is delivered. Any such payment made by us will fully discharge us to the extent of the payment.

SECTION 7--ASSIGNMENT.

Except for an assignment to an alternate payee required by a Qualified Domestic Relations Order, no benefits payable under this contract to any Member, beneficiary or contingent annuitant are assignable, and all such benefits are exempt from the claims of creditors to the maximum extent permitted by law.

ARTICLE V--OTHER BENEFITS

SECTION 1--WITHDRAWAL BENEFITS.

Upon appropriate Notification, we will pay to a Member any portion of that Member's Account, subject to the following:

         a)       The Plan must allow the Member to receive the withdrawal.

         b) The Notification must be on a form we either furnish or approve and will be accompanied (at our I request) by the Member's certificate, if any, issued as described in Article VII, Section 1.

         c) Any amount withdrawn under this Section will be subject to both the delay of payment and limitation provisions of Article VI, Section 4 and the Separate Account Investment Rider, if any, and the charge of Article VI, Section 3.

         d) We reserve the right to limit the number of withdrawals and the right to charge for processing such withdrawals.

We will determine the amount available as of the date we receive the Notification at our Corporate Center, or at some later date specified in the Notification. The amount available will be that portion of the Member's Account in which the Member is vested under the Plan. If the withdrawal is for the purposes of a loan under the Plan, the amount of the loan will be determined by the provisions of the Plan.

If a portion of a Member's Account is to be withdrawn, the Notification may specify which Investments are to be applied. If no order is specified, the Order of Application will apply.

Any payment under this Section will be an application of the Member's Account on the date paid.

ARTICLE VI--TRANSFER TO ANOTHER FUNDING AGENT; CESSATION; CHARGES

SECTION 1--TRANSFER TO ANOTHER FUNDING AGENT.

Upon Notification to us at our Corporate Center, payment of the aggregate of all of the Guaranteed Interest Investments and Separate Account Investments will be transferred to another Funding Agent. Subject to the charge provided for in
Section 3 of this Article, and the limitations provided in Section 4 of this Article and the Separate Account Investment Rider, if any, the amount of any Guaranteed Interest Investments and Separate Account Investments will be determined and transferred within seven Business Days after the date we receive your Notification. If you request payment as of some later date, the amounts to be paid out will be determined and paid as Of that date.

SECTION 2--CESSATION OF CONTRIBUTIONS.

Cessation of Contributions will be effective as of any of the following dates:

         a) On the date you give us written Notification that Contributions will cease.

         b)       On the date the Plan terminates.

         c) On or after the date on which the Internal Revenue Service or a court makes a final determination that the Plan no longer meets the requirements to remain a Qualified Plan, if we have given you written notice that cessation will occur on that date or at some later date.

         d)       On the date no Accounts remain under this contract.

Upon cessation of Contributions, no employees will become Members and no further Contributions will be accepted.

All provisions of this contract will remain effective as to any Accounts which have not been paid or applied in full.

Once all Accounts have been paid or applied in full, we will have no further obligation under this Contract as to those Accounts.

SECTION 3--CHARGES FOR EARLY SURRENDER OF A GUARANTEED INTEREST INVESTMENT.

If a Member transfers or withdraws all or a part of a Guaranteed Interest Investment before the end of its Guarantee Period, the transfer or withdrawal is a surrender of that amount. Transfer or withdrawal of an Investment refers to transactions from Guaranteed Interest Investments under any of the following contract provisions:

         a)       1 Transfer between Investments, Article II, Section 6.

         b) A single sum payment under Article IV, Section 3, after the periods specified in such Section.

         c)       A withdrawal under Article V, Section 1.

         d)       A transfer to another Funding Agent under Article VI,
                  Section 1.

         We reserve the right to waive this charge for certain withdrawals. Any such waiver will be applied in a uniform manner to all such withdrawals from contracts of this class.

         If all or a portion of a Guaranteed Interest Investment is surrendered early and the Guaranteed Interest Rate in effect for contracts of this class for the date of surrender is greater than the Composite Guaranteed Rate for the Investment, the amount available will be reduced by a surrender charge equal to the following:

         e) The difference between such Guaranteed Interest Rate in effect for new Contributions for the date of surrender and the Composite Guaranteed Rate of the Investment being surrendered, multiplied by

         f) The number of years (including fractional parts of a year) remaining in the Guarantee Period for the Guaranteed Interest Investment, multiplied by

         g)       The amount being surrendered.

If the entire Guaranteed Interest Investment is surrendered, the Guaranteed Interest Investment will be reduced on the date of surrender and the remainder will be paid or transferred.

If a portion of the Guaranteed Interest Investment is surrendered, the Guaranteed Interest Investment will be reduced by the amount being surrendered plus the surrender charge, if any.

If the Guaranteed Interest Rate in effect for contracts of this class for the date of surrender is equal to or less than the Composite Guaranteed Rate for such account, there is no surrender charge.

SECTION 4--LIMITATIONS ON TRANSFERS AND PAYMENTS FROM GUARANTEED INTEREST INVESTMENTS.

         a) In general, payments and transfers from the Guaranteed Interest Investments will be made in full within seven Business Days after the requested date of payment. However, we reserve the right to defer any payment or transfer under this contract up to 270 days. These delay rights will not apply to payments to the beneficiary named by the Member, payments to a Member due to disability or retirement under the Plan or to purchases of annuity under Article IV, Section 2.

                  Such deferment will be based on unstable or disorderly market or investment conditions which, in our opinion, do not allow for an orderly investment transfer. This deferment may include, but not be I limited to, situations where regular banking has been suspended or when an emergency or other circumstances beyond our control do not allow for the orderly
                  disposal and liquidation of securities or other assets.

         b) We reserve the right to make the portion of the requested payment or transfer in excess of the greater of

                  i) 25% of the aggregate Guaranteed Interest Investments under the contract on the date 12 months prior to such determination date, or

                  ii) $25,000,000 in the 12 month period which ends on the date of requested payment or transfer,

                  in substantially equal monthly installments over a period not to exceed 36 months. For purposes of this limitation, payments and transfers at investment value from our general account from any other contracts or polices we issued in connection with the Plan will be included as a payment or transfer from the Guaranteed Interest Investments under this contract

                  If this limitation is imposed by us, we will make the first installment one month after the date of request, or on the date specified in your Notification.

                  These delay rights will not apply to payments to the beneficiary named by the Member, payments to a Member due to disability or retirement under the Plan or to purchases of annuity under Article IV, Section 2.

If we defer any payment or transfer under this Section, we will determine the amount to be paid or transferred on the actual date of payment or transfer. We will notify you if the deferment will be more than 30 days. During any deferment, requested funds will continue to earn interest at the same rate.

ARTICLE VII--GENERAL PROVISIONS

SECTION 1--CERTIFICATES.

If a Member contributes under the Plan and the state of issue so requires, we will prepare, for delivery to each such Member, an individual certificate setting out a statement of the benefits to which that Member is entitled and to whom death benefits are payable. If benefits become payable to a Member under one of the options of Article IV, we will issue an individual certificate setting forth the amount, form and period of payment of the annuity benefits.

SECTION 2--BENEFICIARY.

The beneficiary is the person or persons named by the Member to whom benefits (other than any annuity payable to a contingent annuitant under the provisions of Article IV, Section 2) are payable under this contract upon the death of the Member, subject to the provisions of Article IV, Section 7. A Member will name or change a beneficiary by filing a written beneficiary designation to that effect with us in a form acceptable to us. Any beneficiary designation will not have any effect until we receive it. When we receive the designation, it will be effective as of the date it is executed by the Member, but any payments we made before receipt of the designation will discharge us to the extent of such payments. We reserve the right to require the Member's certificate for endorsement of any change of beneficiary. Unless prohibited by the Plan or by a prior beneficiary designation, any person receiving benefits or payments which might continue beyond that person's life time may designate a beneficiary to receive any remaining payments.

Unless otherwise specified by the Member with our consent,

         a) if any beneficiary dies before the Member, any payment which would have become payable to such beneficiary, if living, will be payable when due to the beneficiary or beneficiaries surviving the Member in the order provided.

         b) if any beneficiary survives the Member but dies before receiving all of the payments which would have been payable to such beneficiary, if living, payment will be paid when due to the surviving beneficiary or beneficiaries in the order provided.

         c) if the last survivor of all named beneficiaries dies after the death of the Member (and the contingent annuitant, if any) and before all payments due the beneficiary have been made, the remaining payments will be commuted and the commuted value paid to the executor or administrator of the estate of such last survivor.

If no named beneficiary survives the Member (and the contingent annuitant, if any), or no beneficiary has been named, any amount which would have become payable to a beneficiary will be commuted and the commuted value paid to the executor or administrator of the estate of the Member (the executor or administrator of the estate of any contingent annuitant, if he survives the Member). If no formal estate is created, we may pay out any benefits In accordance with any state or federal law which permits us to make payments to specific persons without the creation of a formal estate. If state or federal law requires that we make any payments only to a formally established estate, we will make payments in accordance with that law.

If required by the facts surrounding a particular death or deaths, we may use the appropriate state statute dealing with simultaneous or nearly simultaneous deaths to determine who will be treated as a survivor entitled to receive benefits. If no state law applies, then we may rely upon the most current version of the uniform Simultaneous Death Act to make that determination.

If the beneficiary is not a natural person taking in his or her own right (that is, a trust or an estate), any monthly or other periodic payments will be commuted and the commuted value paid to the beneficiary in a single sum. However, if the beneficiary is a trust established for the benefit of a natural person and if the payment period is at least 24 months and not more than 60 months, monthly or other periodic payments may be continued to such beneficiary for any period which is not prohibited by the Code.

SECTION 3--DIVIDENDS.

Because of the direct crediting of investment return to both Guaranteed Interest Investments and Separate Account Investments, it is not anticipated that there will be any surplus accruing on this contract from which dividends may be apportioned to this contract. However, if a dividend is declared, any portion of the divisible surplus that we determine to accrue on this contract will be determined annually by us and will be credited to this contract on the first day of each Deposit Year after the Contract Date. Any dividend will be applied as directed by you in accordance with Plan provisions.

SECTION 4--PLAN AND PLAN AMENDMENTS.

You agree to furnish us with a copy of the Plan in effect on the Contract Date and any subsequent amendments to it. No amendment to the Plan or interpretation of the Plan language which affects our duties and obligations will have any effect on the terms of this contract, unless: (i) we have received timely notice of the amendment or interpretation, and (ii) we have not sent you a written notice that we do not accept the amendment or interpretation within 60 days of our receipt of the amendment or interpretation.

SECTION 5--CONTRACT.

This contract and your application are the entire contract between the parties. A copy of your application is attached to this contract We are obligated only as provided in this contract and are not a party to nor bound by any trust or plan.

SECTION 6--CONTRACT AMENDMENTS.

We reserve the right to amend or change this contract as follows, subject to the limitations of item (g):

         a) Any or all of the contract provisions may be changed at any time, including retroactive changes, to the extent necessary to meet the requirements of any law or regulation issued by any governmental agency to which we are subject We will give you written notice of any such change.

         b) Any or all of the contract provisions may be changed at any time, including retroactive changes, to the extent necessary to keep the Plan in compliance with the Code or ERISA. We will give you written notice of any such change.

         c) As of any date after the Contract Date, we may amend or change the length of the Guarantee Period; the Order of Application; the provisions for transferring values between accounts; the percentage in item (a) of Article IV, Section 4; the charge contained in Article VI, Section 3; and the items included in the Operating Expenses for Separate Accounts under the Separate Account Investment Rider (if such a rider is attached to this contract). We will give you 60 days written notice of any such change.

         d)       We may amend or change the annuity purchase basis shown in
                  Article IV, Section 2, as follows:

                  i) For Account values accumulated during the five year period beginning on the Contract Date, no change will be made in such purchase rate basis.

                  ii) For Account values accumulated after the date which is five years after the Contract Date, we may amend or change such basis on any date which is later than
                           (I) five years after the Contract Date or (ii) five years after the latest date of amendment or change.

                  We will give you 60 days written notice of any such change.

         e) By agreement between you and us, this contract may be amended or changed at any time as to any of its provisions, including those in regard to coverage, benefits and the participation privileges, without the consent of any Member, beneficiary or contingent annuitant We will propose amendments to the contract to you by written notification which will also indicate how you may agree to the proposed amendment. Generally, we will indicate that you use one or more of the following methods to agree to our proposed amendments:

                  i)       By signing the amendment and returning a copy to us.

                  ii) By making Contributions after 60 days have elapsed from the date of our written notice to you.

                  iii) By not declining the amendment in a written Notice to us. We will usually propose the use of this method for procedural amendments or amendments which increase your rights rather than changes which limit your rights under this contract.

                  iv)      By any other method allowed by law.

         f) After 60 days notice to you, we may amend or change any term of the contract if such amendment or change increases the options available to you or a Member. Any amendment or change will not become effective if you give us written Notification that you do not accept the amendment.

         g) Any amendment or change under this Section 6 is binding and conclusive on each Member, beneficiary, or contingent annuitant, but is limited by the following:

         i)       No amendment or change will apply to annuities purchased under
                  Article IV before the effective date of the amendment or change except to the extent necessary in making changes in accordance with item (a) or (b) above.

         ii) No amendment or change under (c) above will affect Guaranteed Interest Investments established prior to the date of the amendment or change.

         iii) Any change in the general administration expense charge referred to in (b) of Section 1, Article III, will not take effect as to any Guaranteed Interest Investments and Separate Account Investments to be transferred to another Funding Agent, if, prior to the date the amendment or change is to take effect, we receive Notification from you for payment of all such Guaranteed Interest Investments and Separate Account Investments to the other Funding Agent in accordance with
                  Article VI, Section 1, and such Notification is not revoked.

SECTION 7--WAIVER AND MODIFICATION.

Only our Officers may agree to (i) change any of our obligations or duties under this contract, or (ii) waive any of your obligations or duties under this contract.

SECTION 8--INFORMATION, PROOFS AND DETERMINATION OF FACTS.

You agree to furnish to us evidence of the age of each Member and his contingent annuitant, if any, on or before his earliest Annuity Purchase Date and other records, data, proofs or additional information which, in our opinion, is necessary for the administration of this contract.

For the purposes of this contract, the determination by you as to any facts (except age) relating to any employee is conclusive, except for fraud or willful misstatement of fact

SECTION 9--RELIANCE ON INSTRUCTIONS.

We are not obligated to question or refuse to follow any apparently valid instructions which we in good faith believe are valid, if we receive such instructions from you, a Plan trustee, a Plan administrator, a Plan fiduciary, or, if the Plan permits, a Member, alternate payee, contingent annuitant or beneficiary. If we follow such instructions, we will have no further obligations with respect to the amounts paid out or the actions taken. If we believe in good faith that the law requires us not to follow an apparently valid instruction, we are not required to act on any instruction.

SECTION 10--SINGLE PAYMENT.

We will make any payment to a Member, contingent annuitant, alternate payee or beneficiary in accordance with any withdrawal or payment option available under the contract only once. Any payment we make in accordance with any withdrawal or payment option will be in lieu of any other benefit or withdrawal option and will extinguish any claim by any Member, contingent annuitant, alternate payee or beneficiary to receive the amount paid out.

SECTION 11--OVERPAYMENT.

In the event that we make an overpayment of any amount payable to a Funding Agent, Member, contingent annuitant, alternate payee or beneficiary, we will have the option to seek reimbursement of that overpayment from the individual receiving the overpayment. If the overpayment resulted from any action by you and we suffered a loss as a result of our good faith reliance upon your action, you will pay us an amount equal to the overpayment

SECTION 12--OWNERSHIP.

You are the owner of this contract. However, if the Plan is trusteed and this contract is issued to the trustee(s), the trustee(s) of the Plan is sole owner of all the payments, rights, options, and privileges herein granted or made payable to any Member, beneficiary, or contingent annuitant under this contract. This includes, without limitation, the right to distribute all or a portion of the Member's Account, or ownership of these rights in respect of such Account,: on or after the Member's termination of employment. However, this does not include the right to designate a Member's beneficiary unless such right has been granted to the trustee by the Plan or trust. The trustee(s) of the Plan is entitled to exercise all such rights, options, and privileges and to receive all such payments at the time or times specified in this contract that such payments, rights, options, and privileges are available to a Member. Such exercise by the trustee(s) may be made without the consent or participation of any Member, beneficiary or contingent annuitant.

SECTION 13--TERMINATION AND CASH OUT OF CONTRACT.

We may begin cash out proceedings with regards to the funds held under this contract on or after the date we have announced we will refuse all further contributions under contracts of this class, subject to the following:

         a) We have announced our intention to refuse further Contributions and that we will no longer write or accept applications for contracts of this class.

         b) Once we determine we wish to cash out contracts of this class, we will cash out all contracts of this class without exception.

         c) Amounts held in any of our Separate Accounts will be available for payment or transfer in accordance with the contract provisions or riders making such Separate Accounts available hereunder.

         d) For funds held in our general account, the following will apply:

                  i) You may choose to transfer such funds to another Funding Agent. No charge will be made under Article VI, Section 3, for any funds so transferred.

                  ii) If no other Notification is received by us, at the end of any Guarantee Period, we will treat the funds held in our general account as if they are being held under the group annuity contract then offered by us which, in our opinion, most closely parallels the provisions of this contract Thereafter, the provisions of this contract will no longer apply.

                  iii) There will be no charge made for payment from this contract of single sum amounts at recognized benefit events, even if the group annuity contract described in item (d) (ii) above would not permit such pay out without charge.

         e) The annuity purchase rate guarantees in effect under this contract on the day before the provisions of item (d) (ii) of this Section are instituted will remain the purchase rate guarantees for any general account funds handled in accordance with item (d) (ii).

                  Such purchase rate guarantees will also remain in effect for any Separate Account funds held hereunder until paid or transferred.

         f) We will not change any Composite Guaranteed Rate for amounts held in our general account before the end of the Guarantee Period for such amounts.

         g) Your right to transfer funds held hereunder to another Funding Agent will not be changed.

         h) If we choose to make another group annuity contract available to other contractholders of this type of contract, we will make such a group annuity contract available to you.

         i) We will give you 60 days advance written notice before we will enforce the provisions of this Section.

SECTION 14--TERM AND TERMINATION.

Except as provided in Section 13 of this Article, or by any amendment to this contract, this contract will continue in force as long as we hold assets for you or are making annuity payments. If you transfer all of the assets under this contract not associated with any annuity payments to a Funding Agent, our obligations under this contract will cease, except to the extent that we are making annuity payments. However, if we discover that we underpaid the Funding Agent, we will have the obligation to pay the appropriate amount to the Funding Agent.

SECTION 15--QUALIFICATION OF PLANS.

We assume no responsibility for ensuring that the Plan remains a Qualified Plan or meets any of the requirements of the Code or ERISA. While we will undertake those duties described in this contract or in the service agreement in a manner which should help you to meet the requirements of the Code and ERISA, you agree and acknowledge that we do not have final responsibility for making sure that you take all appropriate steps needed to keep the Plan in compliance with the Code and ERISA.

Notwithstanding any other provision in this contract or in any other agreement between you and us, if the Internal Revenue Service or a court makes a final determination that the Plan no longer qualifies as a Qualified Plan, we may require that you transfer all assets invested in this contract to another Funding Agent. If we decide that you must transfer assets from this contract, we will send you a written notice describing you options. If we do not receive an acceptable response Notice from you within five Business Days, we will return the money held under this contract to you, or if appropriate, to a Plan trustee. We will not accept any Notice under this Section unless the Notice dearly specifies the Funding Agent to receive the assets.

SECTION 16-OUR RELATIONSHIP TO THE PLAN.

Notwithstanding any other provision in this contract or in any other agreement between you and us, with respect to the Plan (i) except as described in Article II, Section 8, we act only as a service provider, and (ii) we do not act as a Plan trustee, Plan fiduciary, or Plan administrator under ERISA or any state law. In addition, we do not practice law and do not give any individual legal advice to you or your Plan.

Nothing in this contract shall amend any provision of the Plan nor shall any provision of the Plan act as an amendment to this contract. Moreover, no provision or option available under this contract shall be available unless that provision or option is permissible under the Plan.

APPLICATION FOR GROUP ANNUITY CONTRACT

 Application is made to:            PRINCIPAL LIFE INSURANCE COMPANY
                                    711 High Street
                                    Des Moines, Iowa 50392-0001
                                    (515) 247-5111

IF VARIABLE ANNUITY IS AVAILABLE UNDER THE CONTRACT, IT IS UNDERSTOOD THAT ANY SUCH ANNUITY WILL PROVIDE CHANGING DOLLAR AMOUNTS OF PAYMENTS, WITH THE AMOUNT OF CHANGE DEPENDENT UPON THE INVESTMENT PERFORMANCE OF THE FUNDS PROVIDING SUCH VARIABLE ANNUITY; THAT SUCH FUNDS ARE HELD IN A SEPARATE ACCOUNT; AND THAT PRINCIPAL LIFE INSURANCE COMPANY MAKES NO GUARANTEE AS TO THE INVESTMENT PERFORMANCE THEREOF.

It is agreed that acceptance of any contract issued shall constitute approval by the applicant of the provisions in such contract as being in accord with this application.

FOR RESIDENTS OF ALL STATES EXCEPT FL, NE, NJ, NY, OK, OR, PA, AND VA:

Any person who knowingly and with intent to defraud any insurance company or other person, submits a statement or claim or any application form containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime. Such actions may be considered felonies and subject to criminal and civil penalties, including imprisonment and fines.

Application is made to:             PRINCIPAL LIFE INSURANCE COMPANY

INSTRUCTIONS:                       Fill in the appropriate information in the
                                    blanks and boxes below.

TRUSTEES OF GENAISSANCE PHARMACEUTICALS, INC. 401(k) RETIREMENT PLAN
--------------------------------------------------------------------
NEW HAVEN, CT
-------------

Select the contract type below:

/X/      Flexible Investment Annuity (FIA-Full)

/ /      Flexible Investment Annuity - 1 (FIA-1)

/ /      Flexible Investment Annuity with Set Crediting Rate (FIA-SCR)

/ /      Accumulation Group Annuity Group Contract (PRO)

State of delivery of this contract is  CT
                                      ----

Advance payment of $0 is submitted with this application to be applied under
                   --
this contract.


The effective date of this contract shall be OCTOBER 1, 1999
                                             ---------------

Does the applicant intend that the plan covered by this contract (including any pending changes) will operate in a manner consistent with qualification under
Section 401(a) of the Internal Revenue Code, as amended? (Principal Life Insurance Company reserves the right to request a copy of the plan's IRS determination letter.)

/ X /    Yes      / /      No

The state of issue may require countersignature by a licensed resident agent. If no agent, enter N/A. The designated agent(s) for this group contract is (are):

ABRAHAMS LIFE SERVICES / KEVIN KUBALA
--------------------------------------------------------------------------------
Agent's Name  (Please Print or Type)  (If more than one Agent, list all)
(If FL, include State License Number)

/S/ KEVIN KUBALA
--------------------------------------------------------------------------------
Agent's Signature (Please Print or Type) (If more than one, all must sign)

Signed at NEW HAVEN, CT  this  9TH  day of  SEPTEMBER, 1999
          -------------       -----         ---------------
          (City, State)

/s/ Kevin Rakin                       Trustee:  Executive Vice President
-------------------------------                 ------------------------------
Applicant's Signature                           Title (Trustee, if applicable)


Kevin Rakin                           Contract #:
-------------------------------                 ------------------------------
Print or Type Applicant's Name